TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

March 31, 2020

	Number of Shares	Value

Investments — 94.0% of net assets

Common Stocks — 52.5%

US Common Stocks — 23.4%

Aerospace & Defense — 0.2%
Axon Enterprise, Inc. (a)	1,516	$107,286
Curtiss-Wright Corp.	2,595	239,804
General Dynamics Corp.	1,892	250,331
Howmet Aerospace, Inc.	16,443	264,075
Huntington Ingalls Industries, Inc. (b)	2,195	399,951
Lockheed Martin Corp.	2,436	825,682
Northrop Grumman Corp.	2,205	667,123
Raytheon Co.	1,340	175,741
Raytheon Technologies Corp.	983	92,726
Spirit AeroSystems Holdings, Inc., Class A (b)	9,453	226,210
Teledyne Technologies, Inc. (a)	794	236,032
Textron, Inc.	4,350	116,015
		3,600,976
Airlines — 0.6%
Delta Air Lines, Inc.	174,897	4,989,811
United Airlines Holdings, Inc. (a)	134,196	4,233,884
		9,223,695
Auto Components — 0.0%
Adient plc (a)	2,317	21,015
Dana, Inc.	12,473	97,414
Lear Corp. (b)	502	40,788
		159,217
Automobiles — 0.0%
Ford Motor Co.	7,479	36,124
General Motors Co.	20,722	430,603
Tesla, Inc. (a)	205	107,420
		574,147
Beverages — 0.6%
Brown-Forman Corp., Class B	58,224	3,232,014
Monster Beverage Corp. (a)	10,521	591,911
PepsiCo, Inc.	38,488	4,622,409
		8,446,334
Biotechnology — 0.7%
AbbVie, Inc.	6,275	478,092

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

March 31, 2020

	Number of Shares	Value

Alexion Pharmaceuticals, Inc. (a)	13,296	$1,193,848
Alnylam Pharmaceuticals, Inc. (a)	3,045	331,448
Amgen, Inc.	4,130	837,275
Arrowhead Pharmaceuticals, Inc. (a)	3,241	93,244
Biogen, Inc. (a) (b)	6,716	2,124,808
Exelixis, Inc. (a)	30,330	522,283
Gilead Sciences, Inc. (b)	19,381	1,448,924
Incyte Corp. (a) (b)	8,803	644,644
Moderna, Inc. (a)	11,730	351,313
Regeneron Pharmaceuticals, Inc. (a)	1,456	710,950
Sage Therapeutics, Inc. (a)	696	19,989
United Therapeutics Corp. (a)	6,252	592,846
Vertex Pharmaceuticals, Inc. (a)	1,992	473,996
		9,823,660
Building Products — 0.1%
Johnson Controls International plc	6,324	170,495
Masco Corp. (b)	8,901	307,708
Owens Corning	6,187	240,117
		718,320
Capital Markets — 0.1%
Ameriprise Financial, Inc.	3,576	366,469
Bank of New York Mellon Corp. (The)	7,353	247,649
BlackRock, Inc.	366	161,029
Goldman Sachs Group, Inc. (The)	5,433	839,887
Morgan Stanley	6,352	215,968
T. Rowe Price Group, Inc.	503	49,118
		1,880,120
Chemicals — 0.1%
Cabot Corp.	8,833	230,718
Celanese Corp., Series A (b)	4,817	353,520
DuPont de Nemours, Inc.	3,365	114,747
Eastman Chemical Co. (b)	5,375	250,367
Huntsman Corp.	679	9,798
LyondellBasell Industries NV, Class A (b)	7,100	352,373
Minerals Technologies, Inc.	1,157	41,953
Mosaic Co. (The)	7,781	84,190
NewMarket Corp.	797	305,147
PolyOne Corp.	12,278	232,914
Valvoline, Inc.	3,197	41,849
		2,017,576
Commercial Banks — 0.1%
Associated Banc-Corp.	9,733	124,485
BankUnited, Inc.	789	14,754
CIT Group, Inc.	11,715	202,201

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

March 31, 2020

	Number of Shares	Value

Citizens Financial Group, Inc.	13,588	$255,590
Comerica, Inc.	6,651	195,140
Fifth Third Bancorp	8,337	123,805
First Citizens BancShares, Inc., Class A	137	45,603
PNC Financial Services Group, Inc. (The)	451	43,170
Texas Capital Bancshares, Inc. (a)	4,586	101,672
Umpqua Holdings Corp.	3,011	32,820
Wintrust Financial Corp.	6,951	228,410
		1,367,650
Commercial Services & Supplies — 0.2%
ADT, Inc.	32,470	140,270
Clean Harbors, Inc. (a)	4,713	241,965
Deluxe Corp.	5,097	132,165
Herman Miller, Inc.	25,334	562,415
HNI Corp.	27,103	682,725
Waste Connections, Inc.	4,900	380,217
Waste Management, Inc. (b)	3,569	330,347
		2,470,104
Communications Equipment — 0.2%
Ciena Corp. (a) (b)	6,074	241,806
Cisco Systems, Inc. (b)	39,357	1,547,124
F5 Networks, Inc. (a)	2,283	243,436
Juniper Networks, Inc. (b)	7,291	139,550
		2,171,916
Computers & Peripherals — 0.3%
Apple, Inc. (b)	18,489	4,701,568
HP, Inc.	6,883	119,489
Xerox Holdings Corp. (a)	16,130	305,502
		5,126,559
Construction & Engineering — 0.1%
D.R. Horton, Inc.	3,561	121,074
EMCOR Group, Inc.	3,125	191,625
KB Home	18,335	331,864
KBR, Inc.	4,399	90,971
NVR, Inc. (a)	166	426,472
PulteGroup, Inc.	16,561	369,642
Quanta Services, Inc.	1,247	39,567
Toll Brothers, Inc.	4,073	78,405
TRI Pointe Group, Inc. (a)	16,122	141,390
		1,791,010
Consumer Finance — 0.0%
Capital One Financial Corp. (b)	470	23,697

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

March 31, 2020

	Number of Shares	Value

Discover Financial Services	1,243	$44,338
SLM Corp.	2,997	21,549
Synchrony Financial (b)	28,522	458,919
		548,503
Containers & Packaging — 0.0%
Graphic Packaging Holding Co.	3,964	48,361
O-I Glass, Inc.	4,438	31,554
Westrock Co.	3,693	104,364
		184,279
Diversified Financial Services — 0.3%
Bank of America Corp.	1,966	41,738
Berkshire Hathaway, Inc., Class B (a) (b)	8,559	1,564,842
Citigroup, Inc.	9,672	407,385
Evercore, Inc., Class A	10,725	493,993
JPMorgan Chase & Co. (b)	6,093	548,553
Moody's Corp. (b)	850	179,775
S&P Global, Inc.	1,339	328,122
Subversive Capital Acquistion Corp., Class A (a) (b)	73,500	712,215
Washington Mutual, Inc. (a) (c) (d)	33,600	—
Wells Fargo & Co. (b)	20,400	585,480
		4,862,103
Diversified Telecommunication Services — 0.1%
AT&T, Inc.	5,806	169,245
Verizon Communications, Inc. (b)	16,531	888,211
		1,057,456
Electric Utilities — 0.1%
Edison International	3,559	194,997
Exelon Corp. (b)	29,574	1,088,619
IDACORP, Inc.	2,381	209,028
Pinnacle West Capital Corp.	5,454	413,359
		1,906,003
Electrical Equipment — 0.1%
Acuity Brands, Inc.	1,588	136,028
Eaton Corp. plc (b)	1,451	112,728
GrafTech International, Ltd.	30,246	245,597
Regal Beloit Corp.	2,368	149,066
		643,419
Electronic Equipment, Instruments & Components — 0.2%
Arrow Electronics, Inc. (a) (b)	15,258	791,432
Avnet, Inc.	29,964	752,096

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

March 31, 2020

	Number of Shares	Value

CDW Corp.	2,302	$214,708
Flex, Ltd. (a)	52,696	441,329
Jabil, Inc.	14,235	349,896
SYNNEX Corp.	5,858	428,220
Tech Data Corp. (a)	340	44,489
Vishay Intertechnology, Inc. (b)	36,200	521,642
		3,543,812
Energy Equipment & Services — 0.2%
Apergy Corp. (a)	2,801	16,106
Baker Hughes Co., Class A (b)	72,642	762,741
Cactus, Inc., Class A (b)	124,665	1,446,114
ProPetro Holding Corp. (a)	216,480	541,200
		2,766,161
Food & Staples Retailing — 0.1%
Walmart, Inc. (b)	9,015	1,024,284

Food Products — 0.5%
Archer-Daniels-Midland Co.	2,496	87,809
Bunge, Ltd.	6,060	248,642
Hain Celestial Group, Inc. (The) (a)	11,104	288,371
Hershey Co. (The)	431	57,108
Ingredion, Inc.	1,803	136,126
Lamb Weston Holdings, Inc.	997	56,929
McCormick & Co., Inc.	33,168	4,683,653
Pilgrim's Pride Corp. (a)	5,869	106,346
Tyson Foods, Inc., Class A (b)	18,618	1,077,424
		6,742,408
Health Care Equipment & Supplies — 1.3%
Abbott Laboratories (b)	1,593	125,704
Align Technology, Inc. (a)	1,285	223,526
Baxter International, Inc. (b)	13,307	1,080,395
Becton Dickinson and Co.	14,620	3,359,237
Boston Scientific Corp. (a)	6,134	200,152
DENTSPLY SIRONA, Inc.	3,717	144,331
DexCom, Inc. (a)	15,940	4,292,164
Edwards Lifesciences Corp. (a)	1,261	237,850
Hologic, Inc. (a)	12,706	445,981
IDEXX Laboratories, Inc. (a)	15,675	3,797,112
NuVasive, Inc. (a)	5,638	285,621
Stryker Corp.	29,405	4,895,639
Zimmer Biomet Holdings, Inc.	1,640	165,771
		19,253,483
Health Care Providers & Services — 0.3%
AmerisourceBergen Corp.	3,906	345,681

TIFF Multi-Asset Fund / schedule of investments (UNAUDITED)*
March 31, 2020

	Number of Shares	Value

Anthem, Inc.	1,178	$267,453
Cardinal Health, Inc. (b)	5,617	269,279
Cerner Corp.	4,867	306,572
CVS Health Corp.	4,177	247,821
DaVita, Inc. (a)	293	22,286
HCA Healthcare, Inc.	1,383	124,263
Humana, Inc. (b)	3,100	973,462
McKesson Corp. (b)	5,268	712,550
MEDNAX, Inc. (a)	18,784	218,646
UnitedHealth Group, Inc.	2,804	699,261
Universal Health Services, Inc., Class B	2,531	250,771
		4,438,045
Hotels, Restaurants & Leisure — 0.1%
Caesars Entertainment Corp. (a)	2,729	18,448
Chipotle Mexican Grill, Inc. (a)	147	96,197
Hilton Grand Vacations, Inc. (a)	1,350	21,289
Las Vegas Sands Corp. (b)	4,051	172,046
Norwegian Cruise Line Holdings, Ltd. (a)	8,890	97,434
Six Flags Entertainment Corp.	12,292	154,142
Starbucks Corp.	22,090	1,452,197
		2,011,753
Household Products — 0.4%
Clorox Co. (The)	17,661	3,059,768
Colgate-Palmolive Co.	6,890	457,221
Kimberly-Clark Corp.	7,639	976,799
Procter & Gamble Co. (The) (b)	10,840	1,192,400
		5,686,188
Industrial Conglomerates — 0.1%
General Electric Co.	23,705	188,218
Honeywell International, Inc.	6,859	917,665
		1,105,883
Insurance — 0.2%
Aflac, Inc. (b)	2,825	96,728
Allstate Corp. (The) (b)	9,142	838,596
American National Insurance Co.	1,031	84,934
CNO Financial Group, Inc.	8,396	104,026
Fidelity National Financial, Inc.	12,695	315,851
First American Financial Corp.	5,046	214,001
Mercury General Corp.	5,707	232,389
MetLife, Inc.	16,398	501,287
Prudential Financial, Inc.	1,677	87,439
Reinsurance Group of America, Inc.	3,513	295,584

TIFF Multi-Asset Fund / schedule of investments (UNAUDITED)*
March 31, 2020

	Number of Shares	Value

Travelers Companies, Inc. (The) (b)	3,642	$361,833
		3,132,668
Internet & Catalog Retail — 1.2%
Amazon.com, Inc. (a) (b)	8,301	16,184,626
Booking Holdings, Inc. (a)	481	647,099
eBay, Inc. (b)	22,668	681,400
Expedia Group, Inc.	660	37,138
Qurate Retail, Inc., Series A (a)	82,020	500,732
		18,050,995
Internet Software & Services — 1.7%
Akamai Technologies, Inc. (a)	7,704	704,839
Alphabet, Inc., Class A (a) (b)	2,027	2,355,273
Alphabet, Inc., Class C (a) (b)	1,330	1,546,537
Facebook, Inc., Class A (a) (b)	123,197	20,549,260
IAC/InterActiveCorp (a) (b)	777	139,262
TripAdvisor, Inc. (b)	8,066	140,268
Twitter, Inc. (a)	1,331	32,689
Uber Technologies, Inc. (a)	4,239	118,353
VeriSign, Inc. (a)	2,094	377,108
Yelp, Inc. (a) (b)	1,370	24,701
		25,988,290
IT Services — 2.5%
Alliance Data Systems Corp.	4,968	167,173
Amdocs, Ltd.	4,463	245,331
Automatic Data Processing, Inc.	32,956	4,504,426
Booz Allen Hamilton Holding Corp.	859	58,962
CACI International, Inc., Class A (a)	2,450	517,318
Cognizant Technology Solutions Corp., Class A	11,713	544,303
DXC Technology Co. (b)	7,263	94,782
EPAM Systems, Inc. (a)	127	23,579
Euronet Worldwide, Inc. (a)	555	47,575
Fidelity National Information Services, Inc.	74,172	9,022,282
International Business Machines Corp. (IBM) (b)	10,895	1,208,582
Mastercard, Inc., Class A	2,511	606,557
MAXIMUS, Inc.	3,027	176,171
PayPal Holdings, Inc. (a)	54,458	5,213,809
Perspecta, Inc.	2,067	37,702
Visa, Inc., Class A	88,204	14,211,429
		36,679,981
Leisure Equipment & Products — 0.0%
Brunswick Corp.	670	23,698

Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc. (b)	5,267	377,223

TIFF Multi-Asset Fund / schedule of investments (UNAUDITED)*
March 31, 2020

	Number of Shares	Value

Bio-Rad Laboratories, Inc., Class A (a)	179	$62,750
Charles River Laboratories International, Inc. (a)	2,506	316,282
Illumina, Inc. (a)	272	74,289
IQVIA Holdings, Inc. (a)	2,486	268,140
PRA Health Sciences, Inc. (a)	714	59,291
Thermo Fisher Scientific, Inc. (b)	4,609	1,307,112
Waters Corp. (a)	22,139	4,030,405
		6,495,492
Machinery — 0.3%
AGCO Corp.	2,396	113,211
Allison Transmission Holdings, Inc.	3,295	107,450
Caterpillar, Inc.	2,839	329,437
Chart Industries, Inc. (a) (b)	31,063	900,206
Crane Co.	4,062	199,769
Cummins, Inc. (b)	8,294	1,122,344
Ingersoll Rand, Inc. (a)	2,316	57,437
ITT, Inc.	7,710	349,726
Oshkosh Corp. (b)	10,461	672,956
Terex Corp.	18,605	267,168
Timken Co. (The)	7,178	232,136
Westinghouse Air Brake Technologies, Corp.	145	6,979
		4,358,819
Media — 2.5%
Altice USA, Inc., Class A (a)	1,104	24,608
AMC Networks, Inc., Class A (a)	8,170	198,613
Comcast Corp., Class A (b)	285,742	9,823,810
Netflix, Inc. (a)	68,839	25,849,044
Roku, Inc. (a)	1,768	154,665
ViacomCBS, Inc., Class B	31,137	436,229
Walt Disney Co. (The) (b)	4,440	428,904
World Wrestling Entertainment, Inc., Class A	935	31,725
		36,947,598
Metals & Mining — 0.1%
Allegheny Technologies, Inc. (a)	20,711	176,043
Commercial Metals Co.	12,024	189,859
Reliance Steel & Aluminum Co. (b)	4,813	421,571
Steel Dynamics, Inc.	14,506	326,965
		1,114,438
Multi-Utilities — 0.1%
Consolidated Edison, Inc.	6,835	533,130
NorthWestern Corp.	4,282	256,192
Public Service Enterprise Group, Inc.	12,387	556,300
		1,345,622

TIFF Multi-Asset Fund / schedule of investments (UNAUDITED)*
March 31, 2020

	Number of Shares	Value

Multiline Retail — 0.0%
Kohl's Corp.	10,661	$155,544
Target Corp.	2,324	216,062
		371,606
Oil, Gas & Consumable Fuels — 1.5%
Brigham Minerals, Inc., Class A	241,932	2,000,778
Cabot Oil & Gas Corp. (b)	90,376	1,553,563
Centennial Resource Development, Inc., Class A (a)	1,823	479
Cheniere Energy, Inc. (a) (b)	14,719	493,087
Chevron Corp. (b)	19,405	1,406,086
Cimarex Energy Co. (b)	96,030	1,616,185
Cloud Peak Energy, Inc. (a) (c) (d)	313,225	—
Concho Resources, Inc. (b)	36,588	1,567,796
ConocoPhillips (b)	15,477	476,692
Devon Energy Corp. (b)	34,709	239,839
EOG Resources, Inc. (b)	15,090	542,033
EQT Corp. (b)	117,784	832,733
Equitrans Midstream Corp.	255,500	1,285,165
Exxon Mobil Corp. (b)	7,060	268,068
Goodrich Petroleum Corp. (a)	51,348	218,742
HollyFrontier Corp.	13,370	327,699
Kosmos Energy, Ltd.	208,810	187,010
Marathon Petroleum Corp.	6,035	142,547
Matador Resources Co. (a)	16,547	41,037
Parsley Energy, Inc., Class A	223,011	1,277,853
PBF Energy, Inc., Class A	4,724	33,446
PDC Energy, Inc. (a) (b)	148,611	922,874
Phillips 66	7,948	426,410
Pioneer Natural Resources Co.	882	61,872
Plains GP Holdings LP, Class A (a)	180,199	1,010,916
Range Resources Corp.	771,039	1,757,969
Southwestern Energy Co. (a)	821,346	1,388,075
Talos Energy, Inc. (a)	99,476	571,987
Targa Resources Corp. (b)	62,309	430,555
Valero Energy Corp.	6,982	316,704
Williams Cos., Inc. (The) (b)	40,880	578,452
World Fuel Services Corp.	24,282	611,421
WPX Energy, Inc. (a)	140,502	428,531
		23,016,604
Paper & Forest Products — 0.0%
International Paper Co.	11,621	361,762

Personal Products — 0.3%
Estee Lauder Companies, Inc. (The), Class A	31,989	5,097,127

Pharmaceuticals — 0.7%
Allergan plc	1,562	276,630

TIFF Multi-Asset Fund / schedule of investments (UNAUDITED)*
March 31, 2020

	Number of Shares	Value

Bristol-Myers Squibb Co.	15,791	$880,191
Eli Lilly & Co.	1,314	182,278
Johnson & Johnson (b)	44,692	5,860,462
Merck & Co., Inc. (b)	19,087	1,468,554
Mylan NV (a)	35,981	536,477
Pfizer, Inc. (b)	44,402	1,449,281
Walgreens Boots Alliance, Inc.	10,639	486,734
		11,140,607
Professional Services — 0.1%
CoStar Group, Inc. (a)	148	86,907
ManpowerGroup, Inc. (b)	4,613	244,443
Robert Half International, Inc.	7,956	300,339
		631,689
Real Estate Investment Trusts (REITs) — 0.1%
Boston Properties, Inc. (b)	1,065	98,225
Columbia Property Trust, Inc.	2,791	34,888
Equity Residential	2,008	123,914
Outfront Media, Inc.	7,390	99,617
Paramount Group, Inc.	6,623	58,282
Retail Properties of America, Inc., Class A	18,985	98,152
Simon Property Group, Inc.	301	16,513
Vornado Realty Trust	9,663	349,897
		879,488
Road & Rail — 0.0%
Schneider National, Inc., Class B	3,666	70,900

Semiconductors & Semiconductor Equipment — 0.6%
Analog Devices, Inc.	1,352	121,207
Applied Materials, Inc. (b)	26,088	1,195,352
Broadcom, Inc.	2,099	497,673
Cirrus Logic, Inc. (a)	7,095	465,645
Intel Corp. (b)	34,214	1,851,662
Lam Research Corp. (b)	2,656	637,440
Micron Technology, Inc. (a) (b)	21,517	905,005
NVIDIA Corp.	969	255,428
Qorvo, Inc. (a)	6,801	548,365
QUALCOMM, Inc.	12,572	850,496
Skyworks Solutions, Inc. (b)	6,385	570,691
Synaptics, Inc. (a)	1,288	74,537
Texas Instruments, Inc.	5,422	541,820
Xilinx, Inc.	4,462	347,768
		8,863,089

TIFF Multi-Asset Fund / schedule of investments (UNAUDITED)*
March 31, 2020

	Number of Shares	Value

Software — 2.6%
Activision Blizzard, Inc. (b)	9,684	$576,004
Adobe, Inc. (a) (b)	3,471	1,104,611
Aspen Technology, Inc. (a)	2,707	257,355
Autodesk, Inc. (a)	1,488	232,277
Cadence Design Systems, Inc. (a)	5,853	386,532
Cerence, Inc. (a)	22,175	341,495
CommVault Systems, Inc. (a) (b)	8,248	333,879
Coupa Software, Inc. (a)	162	22,636
Dropbox, Inc., Class A (a)	16,073	290,921
Electronic Arts, Inc. (a)	12,610	1,263,144
Fair Isaac Corp. (a)	479	147,384
Fortinet, Inc. (a)	3,794	383,839
Intuit, Inc. (b)	27,992	6,438,160
Manhattan Associates, Inc. (a)	2,578	128,436
Microsoft Corp. (b)	80,509	12,697,074
Nortonlifelock, Inc.	52,057	973,987
Oracle Corp. (b)	28,065	1,356,381
RingCentral, Inc., Class A (a)	155	32,846
SS&C Technologies Holdings, Inc.	3,044	133,388
Take-Two Interactive Software, Inc. (a)	1,869	221,682
Teradata Corp. (a)	2,222	45,529
Zoom Video Communications, Inc., Class A (a)	80,548	11,769,674
Zscaler, Inc. (a)	1,948	118,555
		39,255,789
Specialty Retail — 0.2%
AutoZone, Inc. (a) (b)	178	150,588
Avis Budget Group, Inc. (a)	9,480	131,772
Best Buy Co., Inc.	5,558	316,806
Home Depot, Inc. (The) (b)	7,163	1,337,404
L Brands, Inc.	10,933	126,385
Lowe's Cos, Inc. (b)	4,016	345,577
Sally Beauty Holdings, Inc. (a)	19,225	155,338
Tiffany & Co.	589	76,275
TJX Cos, Inc. (The) (b)	7,505	358,814
Tractor Supply Co.	4,892	413,619
Ulta Salon Cosmetics & Fragrance, Inc. (a)	264	46,385
		3,458,963
Textiles, Apparel & Luxury Goods — 0.8%
NIKE, Inc., Class B	135,289	11,193,812
PVH Corp.	2,301	86,610
Ralph Lauren Corp.	4,303	287,569
Skechers U.S.A., Inc., Class A (a) (b)	21,765	516,701
Tapestry, Inc.	10,345	133,968
		12,218,660

TIFF Multi-Asset Fund / schedule of investments (UNAUDITED)*
March 31, 2020

	Number of Shares	Value

Thrifts & Mortgage Finance — 0.0%
MGIC Investment Corp. (b)	98,342	$624,472
Mr Cooper Group, Inc. (a)	2	14
		624,486
Tobacco — 0.3%
Philip Morris International, Inc.	69,814	5,093,629

Trading Companies & Distributors — 0.1%
HD Supply Holdings, Inc. (a)	10,837	308,096
MSC Industrial Direct Co., Inc., Class A	1,141	62,721
NOW, Inc. (a)	15,979	82,451
WESCO International, Inc. (a)	8,832	201,811
		655,079
Total US Common Stocks (Cost $376,682,471)		351,022,143

Foreign Common Stocks — 29.1%
Australia — 1.3%
Atlassian Corp. plc, Class A (a)	130,029	17,847,780
Newcrest Mining, Ltd.	149,601	2,102,002
		19,949,782
Bermuda — 0.0%
Arch Capital Group, Ltd. (a)	2,959	84,213
Assured Guaranty, Ltd.	20,693	533,673
Athene Holding, Ltd., Class A (a)	5,260	130,553
		748,439
Brazil — 0.1%
BrasilAgro - Co. Brasileira de Propriedades Agricolas	43,000	143,579
Centrais Eletricas Brasileiras SA	132,500	608,427
		752,006
Canada — 3.3%
Advantage Oil & Gas, Ltd. (a)	509,809	518,032
Air Canada (a)	30,300	339,107
Alaris Royalty Corp.	19,800	116,073
B2Gold Corp. (b)	95,100	287,875
Bank of Nova Scotia (The) (b)	6,900	281,776
Bear Creek Mining Corp. (a)	446,991	374,795
BRP, Inc. (b)	11,800	192,516
Cameco Corp.	496,858	3,795,995
Canadian Imperial Bank of Commerce (b)	5,000	291,338
Canadian Natural Resources, Ltd. - NYSE Shares (b)	31,412	429,675

TIFF Multi-Asset Fund / schedule of investments (UNAUDITED)*
March 31, 2020

	Number of Shares	Value

Capital Power Corp. (b)	13,400	$258,516
Centerra Gold, Inc. (a)	354,964	2,111,170
Conic Metals Corp. (a)	155,643	19,355
Crescent Point Energy Corp.	262,713	203,480
Denison Mines Corp. (a)	1,739,819	457,424
Dream Office Real Estate Investment Trust - REIT	12,500	207,312
Dundee Corp., Class A	405,126	201,512
Fission Uranium Corp. (a)	1,698,000	180,985
Gibson Energy, Inc. (b)	30,600	353,336
Granite Real Estate Investment Trust - REIT(b)	5,000	206,530
International Tower Hill Mines, Ltd. (a)	507,456	189,839
Ivanhoe Mines, Ltd., Class A (a)	346,224	575,687
Lightspeed POS, Inc. (a) (b)	7,200	97,412
Lululemon Athletica, Inc. (a)	2,597	492,261
Lundin Gold, Inc. (a) (b)	51,800	288,207
Maple Leaf Foods, Inc.	13,800	250,250
MEG Energy Corp. (a)	389,678	457,539
Mercer Park Brand Acquisition Corp., Class A (a)	153,100	1,483,539
Minto Apartment Real Estate Investment Trust - REIT(b)	16,500	228,629
New Gold, Inc. (a)	1,200,443	612,946
NexGen Energy, Ltd. (a)	845,382	648,769
Norbord, Inc.	6,600	78,086
North West Co., Inc. (The) (b)	22,400	356,859
Northern Dynasty Minerals, Ltd. (a)	1,251,110	480,068
Northern Dynasty Minerals, Ltd. - NYSE Shares (a)	346,472	133,392
Novagold Resources, Inc. (a)	87,763	647,691
Open Text Corp.	6,900	241,277
Pan American Silver Corp.	21,108	303,729
Parkland Fuel Corp.	14,500	255,628
Pipestone Energy Corp. (a)	629,657	210,288
Seabridge Gold, Inc. (a)	170,309	1,588,970
Shopify, Inc., Class A (a)	51,807	21,599,893
SilverCrest Metals, Inc. (a) (d) (e)	57,800	302,697
SNC-Lavalin Group, Inc.	9,200	135,715
Sprott, Inc.	778,629	1,267,008
Superior Plus Corp.	13,100	76,889
Teranga Gold Corp. (a) (b)	143,600	705,092
Tourmaline Oil Corp. (b)	160,657	986,340
Turquoise Hill Resources, Ltd. (a)	2,556,732	976,160
Uranium Participation Corp. (a)	851,282	2,359,127
Wheaton Precious Metals Corp.	55,279	1,521,831
Whitecap Resources, Inc.	120,086	99,837
		50,478,457
China — 10.7%
Air China, Ltd., Class H	1,370,000	878,444
Aisino Corp., Class A	168,600	455,555
Alibaba Group Holding, Ltd. (a)	19,300	453,993
Alibaba Group Holding, Ltd. - SPADR (a)	27,800	5,406,544
Anhui Conch Cement Co., Ltd., Class A	500,000	3,900,455
AVICOPTER plc,, Class A	337,045	1,983,017
Beijing Capital International Airport Co., Ltd., Class H	1,326,000	843,138
Beijing Oriental Yuhong Waterproof Technology Co., Ltd., Class A	271,297	1,307,606

TIFF Multi-Asset Fund / schedule of investments (UNAUDITED)*
March 31, 2020

	Number of Shares	Value

Bilibili, Inc. - SPADR (a)	25,432	$595,617
Changgang Dunxin Enterprise Co., Ltd. (a) (c) (d)	4,640,000	—
China Construction Bank Corp., Class A	2,844,500	2,548,260
China Eastern Airlines Corp., Ltd., Class H (a)	192,000	66,336
China Merchants Bank Co., Ltd., Class A	600,010	2,741,031
China Oilfield Services, Ltd., Class H	362,000	276,719
China Pacific Insurance Group Co., Ltd., Class A	842,069	3,364,797
China Pacific Insurance Group Co., Ltd., Class H	919,400	2,763,987
China Petroleum & Chemical Corp., Class A	2,106,060	1,316,551
China Southern Airlines Co., Ltd., Class H	620,000	268,447
China Telecom Corp., Ltd., Class H	3,126,000	943,109
Chongqing Changan Automobile Co., Ltd., Class A	1,313,300	1,971,948
CITIC Securities Co., Ltd., Class H	1,630,500	2,967,539
CNOOC, Ltd.	1,023,000	1,066,555
CSC Financial Co, Ltd., Class H (f)	213,500	171,223
Daqin Railway Co., Ltd., Class A	3,684,991	3,539,082
Focus Media Information Technology Co., Ltd., Class A	7,655,325	4,790,338
Fosun International, Ltd.	743,000	853,611
Fufeng Group, Ltd. (a)	792,000	270,910
Fujian Star-net Communication Co., Ltd., Class A	211,000	1,096,988
GDS Holdings, Ltd. - ADR (a)	3,400	197,098
Grandblue Environment Co., Ltd., Class A	1,150,153	3,224,121
Gree Electric Appliances, Inc. of Zhuhai, Class A	358,213	2,647,053
Guangshen Railway Co., Ltd., Class H	3,282,000	697,108
Guangzhou Baiyun International Airport Co., Ltd., Class A	948,134	1,685,849
Haier Smart Home Co., Ltd., Class A	1,269,443	2,587,213
Haitong Securities Co., Ltd., Class H	534,462	486,592
Hangzhou Hikvision Digital Technology Co., Ltd., Class A	94,700	370,626
Hengan International Group Co., Ltd.	12,500	93,735
Hongfa Technology Co., Ltd., Class A	758,000	2,935,700
Huayu Automotive Systems Co., Ltd., Class A	421,412	1,272,379
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	718,100	3,034,721
iQIYI, Inc. - ADR (a)	158,572	2,822,582
JD.com, Inc. - ADR (a)	48,900	1,980,450
Jiangsu Hengrui Medicine Co., Ltd., Class A	126,877	1,651,152
JOYY, Inc. (a)	50,606	2,695,276
Kweichow Moutai Co., Ltd., Class A	25,300	3,976,926
Luxshare Precision Industry Co., Ltd., Class A	100,785	538,843
Maoyan Entertainment (a) (f)	61,600	77,728
Meituan Dianping, Class B (a)	7,400	88,804
Midea Group Co., Ltd., Class A	547,845	3,752,584
NetEase, Inc. - ADR	9,800	3,145,408
New Oriental Education & Technology Group, Inc. - SPADR (a)	3,600	389,664
Ping An Insurance Group Co. of China, Ltd., Class A	283,960	2,779,214
Ping An Insurance Group Co. of China, Ltd., Class H	333,000	3,257,459
Poly Developments and Holdings Group Co., Ltd., Class A	1,790,409	3,768,595
Quectel Wireless Solutions Co., Ltd., Class A (a)	42,800	985,723
Sany Heavy Industry Co., Ltd., Class A	1,790,000	4,390,546
SDIC Power Holdings Co., Ltd., Class A	1,896,352	2,127,865
Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H	991,000	3,246,694
Shengyi Technology Co., Ltd., Class A	623,845	2,314,382
Shenzhen Expressway Co., Ltd., Class A	558,258	684,943
Shenzhen Sunlord Electronics Co., Ltd., Class A	210,200	595,676

TIFF Multi-Asset Fund / schedule of investments (UNAUDITED)*
March 31, 2020

	Number of Shares	Value

Sichuan Kelun Pharmaceutical Co., Ltd., Class A	686,950	$1,997,790
SINA Corp. (a)	41,500	1,321,360
Sinopharm Group Co., Ltd., Class H	189,600	424,598
Spring Airlines Co., Ltd., Class A	168,776	770,857
TAL Education Group - ADR (a)	8,500	452,710
Tencent Holdings, Ltd.	306,800	14,960,051
Tencent Music Entertainment Group - ADR (a)	238,200	2,396,292
Tongkun Group Co., Ltd., Class A	1,108,400	1,838,555
TravelSky Technology, Ltd., Class H	109,000	191,308
Tsingtao Brewery Co., Ltd., Series H	36,000	182,786
Vipshop Holdings, Ltd. - ADR (a)	513,900	8,006,562
Wanhua Chemical Group Co., Ltd., Class A	334,451	1,935,510
Weibo Corp. - SPADR (a)	89,200	2,953,412
Weichai Power Co., Ltd., Class A	1,579,140	2,675,941
Wens Foodstuffs Group Co., Ltd., Class A	568,781	2,599,003
YiChang HEC ChangJiang Pharmaceutical Co., Ltd., Class H (f)	107,200	504,208
Yunda Holding Co., Ltd., Class A	737,062	3,207,670
Yunji, Inc. - ADR (a)	74,368	272,187
Zhejiang Dahua Technology Co, Ltd., Class A	947,321	2,147,610
		160,182,919
Denmark — 0.9%
Coloplast A/S, Class B	42,368	6,164,285
Danske Bank A/S (b)	20,931	237,244
Novo Nordisk A/S, Class B	109,720	6,618,469
		13,019,998
Finland — 0.4%
Huhtamaki Oyj (b)	8,273	265,222
Kone Oyj, Class B	88,690	5,033,905
Nordea Bank Abp (b)	12,216	68,862
Sampo Oyj, Series A (b)	52,125	1,524,637
		6,892,626
France — 0.4%
Electricite de France SA	138,673	1,093,613
L'Oreal SA	20,472	5,373,612
		6,467,225
Greece — 0.1%
Diana Shipping, Inc. (a)	211,343	312,788
Tsakos Energy Navigation, Ltd.	141,461	461,163
		773,951
Hong Kong — 0.7%
AIA Group, Ltd.	438,200	3,942,180
Cathay Pacific Airways, Ltd.	169,000	180,800
CECEP COSTIN New Materials Group, Ltd. (a) (c) (d)	1,736,000	—
China Mobile, Ltd.	50,000	377,744
Duiba Group, Ltd. (a)	46,675	15,137

TIFF Multi-Asset Fund / schedule of investments (UNAUDITED)*
March 31, 2020

	Number of Shares	Value

Hong Kong Exchanges & Clearing, Ltd.	43,400	$1,303,355
Hua Han Health Industry Holdings, Ltd. (a) (c) (d)	6,984,000	—
Luks Group Vietnam Holdings Co., Ltd.	1,682,000	282,642
PAX Global Technology, Ltd.	1,936,000	725,460
Shangri-La Asia, Ltd.	2,236,000	1,511,995
Sun Art Retail Group, Ltd.	1,243,000	1,839,719
		10,179,032
Ireland — 0.1%
Accenture plc, Class A	2,802	457,455
Alkermes plc (a) (b)	28,851	416,031
Irish Bank Resolution Corp., Ltd. (a) (c) (d)	38,180	—
Jazz Pharmaceuticals plc (a)	1,330	132,654
Medtronic plc (b)	10,744	968,894
Trane Technologies plc	3,715	306,822
		2,281,856
Japan — 5.9%
Amano Corp.	205,600	4,543,516
BML, Inc.	112,400	3,013,913
Bunka Shutter Co., Ltd.	177,100	1,289,560
DTS Corp.	32,300	562,045
Fukuda Corp.	3,400	133,316
Fukuda Denshi Co., Ltd.	4,800	374,198
Fukushima Industries Corp.	25,500	802,797
Glory, Ltd.	171,500	3,952,055
Hakuhodo DY Holdings, Inc.	436,700	4,404,912
Hitachi, Ltd.	153,700	4,474,182
Hogy Medical Co., Ltd.	170,500	5,324,174
Hoshizaki Corp.	28,600	2,149,264
Inpex Corp.	40,200	225,967
Japan Steel Works, Ltd. (The)	21,400	258,439
Kamigumi Co., Ltd.	37,100	627,610
Miraca Holdings, Inc.	175,500	3,702,725
Mitsubishi Corp.	63,900	1,356,256
Mitsubishi Estate Co., Ltd.	286,100	4,217,647
Mitsui & Co., Ltd.	89,100	1,241,175
Mitsui Fudosan Co., Ltd.	221,000	3,822,427
Morinaga & Co., Ltd.	125,400	5,137,406
NEC Corp.	8,600	313,783
Nippon Densetsu Kogyo Co., Ltd.	8,000	157,076
Nohmi Bosai, Ltd.	41,200	764,225
Noritz Corp.	71,300	778,300
OKUMA Corp.	108,600	3,496,252
Organo Corp.	8,600	436,129
Secom Co., Ltd.	59,300	4,930,341
Sekisui Jushi Corp.	1,700	31,325
Seven Bank, Ltd.	1,940,900	5,016,465
Sinko Industries, Ltd.	67,100	866,860
SK Kaken Co., Ltd.	6,700	2,294,128
Sumitomo Warehouse Co., Ltd. (The)	402,700	4,410,548
Takeuchi Manufacturing Co., Ltd.	202,700	2,524,406

TIFF Multi-Asset Fund / schedule of investments (UNAUDITED)*
March 31, 2020

	Number of Shares	Value

TKC Corp.	11,100	$499,253
Toei Co., Ltd.	48,600	6,105,568
TV Asahi Holdings Corp.	256,000	3,870,551
		88,108,794
Kazakhstan — 0.1%
NAC Kazatomprom JSC - GDR (d) (f)	88,420	1,105,250

Lebanon — 0.0%
Solidere -ADR (a) (d)	38,451	361,439

Luxembourg — 0.0%
Millicom International Cellular SA - SDR	16,655	468,978

Malta — 0.2%
Kambi Group plc (a)	200,363	1,887,964
Kindred Group plc	172,617	643,359
		2,531,323
Mexico — 0.1%
Fresnillo plc	79,824	659,337
Vista Oil & Gas Sab de CV - ADR (a)	151,054	302,108
		961,445
Netherlands — 0.0%
QIAGEN NV (a)	956	39,770

Norway — 0.1%
Equinor ASA - SPADR	100,452	1,223,505

Puerto Rico — 0.1%
Popular, Inc. (b)	23,716	830,060

Russia — 0.6%
Etalon Group plc - GDR (g)	599,848	773,799
Federal Grid Co. Unified Energy System PJSC (a) (d)	562,696,654	1,146,776
Gazprom PJSC (d)	726,552	1,676,034
Lenta, Ltd. - GDR (a) (g)	391,553	757,299
LSR Group PJSC (a) (d)	14,436	105,765
Moscow Exchange MICEX-RTS PJSC (a) (d)	341,367	419,754
Polyus PJSC - GDR (g)	19,497	1,310,170
RusHydro PJSC (a) (d)	227,036,414	1,737,282
Sberbank of Russia PJSC (d)	300,501	712,613
		8,639,492
Singapore — 0.9%
Golden Agri-Resources, Ltd.	14,210,200	1,397,326

TIFF Multi-Asset Fund / schedule of investments (UNAUDITED)*
March 31, 2020

	Number of Shares	Value

Sea, Ltd. - ADR (a)`	274,303	$12,154,366
		13,551,692
South Africa — 0.0%
Gold Fields, Ltd.	67,321	326,601
Impala Platinum Holdings, Ltd.	39,242	165,748
		492,349
South Korea — 0.3%
Hankook Technology Group Co., Ltd.	55,373	385,253
Korea Electric Power Corp. - SPADR (a)	109,433	826,219
KT Corp.	39,961	644,847
KT Corp. - SPADR (a)	255,311	1,986,319
LG Corp.	6,682	320,648
Pyeong Hwa Automotive Co., Ltd.	26,283	112,902
		4,276,188
Spain — 0.2%
Amadeus IT Group SA	71,066	3,370,335

Sri Lanka — 0.0%
Hemas Holdings plc	1,538,439	501,895

Sweden — 0.8%
AAK AB (b)	32,902	536,544
AF POYRY AB (b)	21,709	332,748
Alfa Laval AB (b)	24,700	428,056
Atlas Copco AB, Class B (b)	7,006	206,595
Boule Diagnostics AB	14,681	84,734
Eastnine AB	106,340	1,168,488
Fortnox AB (a) (b)	26,506	438,031
Greater Than AB (a)	102,354	980,638
Hennes & Mauritz AB, Class B (b)	60,951	784,254
Infant Bacterial Therapeutics AB (a)	17,167	142,446
Karnov Group AB (a)	173,948	909,033
Lime Technologies AB	17,028	276,686
MIPS AB (b)	5,015	113,189
Modern Times Group MTG AB, Series B (a) (b)	78,178	617,002
Nolato AB, Class B (b)	8,572	388,194
Nordic Entertainment Group AB, Class B (b)	118,967	2,508,064
Saab AB, Class B (b)	29,711	571,013
Skandinaviska Enskilda Banken AB, Class A (b)	151,989	1,028,125
Veoneer, Inc. - SDR (a) (b)	14,899	115,072
		11,628,912
Switzerland — 0.0%
Garmin, Ltd.	2,999	224,805
TE Connectivity, Ltd.	1,535	96,674
		321,479

TIFF Multi-Asset Fund / schedule of investments (UNAUDITED)*
March 31, 2020

	Number of Shares	Value

Turkey — 0.0%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS - REIT	1,581,561	$274,861
Turkiye Halk Bankasi AS (a)	368,405	274,627
		549,488
Ukraine — 0.1%
Astarta Holding NV (a)	84,067	232,599
Kernel Holding SA	65,366	520,958
MHP SE - GDR - OTC Shares (g)	211,044	1,265,127
		2,018,684
United Kingdom — 1.7%
BP plc - SPADR	17,615	429,630
Delphi Technologies plc (a)	6,733	54,200
Diageo plc	109,277	3,499,998
Gabriel Resources, Ltd. (a)	1,962,000	683,138
InterContinental Hotels Group plc	48,254	2,066,026
Intertek Group plc	76,531	4,473,156
Melrose Industries plc	19,750	22,304
nVent Electric plc	11,689	197,193
Reckitt Benckiser Group plc	56,151	4,309,458
Sage Group plc (The)	514,347	3,767,085
Stolt-Nielsen, Ltd.	63,405	513,001
Unilever plc	85,126	4,297,462
Yellow Cake plc (a) (f)	345,099	804,083
		25,116,734
Total Foreign Common Stocks (Cost $466,000,249)		437,824,103

Total Common Stocks (Cost $842,682,720)		788,846,246

	Number of Contracts	Value

Right — 0.0%
Pan American Silver Corp., Expiring 02/22/29 (Canada) (a) (d) (Cost $77,784)	367,492	124,947

Warrants — 0.0%
AYR Strategies, Inc., Expiring 12/21/25 (Canada) (a)	30,100	38,499
Charlottes Web Holdings, Inc., Expiring 12/03/21 (United States) (a)	18,700	7,175
Excellon Resources, Inc., Expiring 08/27/21 (Canada) (a)	250,000	10,659
Subversive Capital Acquistion Corp., Expiring 07/16/27 (Canada) (a)	33,650	21,873
Synaptive Medical, Inc., Expiring 12/06/22 (Canada) (a) (c) (d) (e)	37,142	9,915
Tetra Bio-Pharma, Inc., Expiring 02/13/23 (Canada) (a)	100,000	4,619
Total Warrants (Cost $107,974)		92,740

TIFF Multi-Asset Fund / schedule of investments (UNAUDITED)*
March 31, 2020

	Principal Amount	Value

Corporate Bonds — 0.0%
Media — 0.0%
Catena Media plc, 5.5%, 03/02/2021 (Malta)	$200,000	$207,345

Metals & Mining — 0.0%
IAMGOLD Corp., 7.0%, 04/15/2025 (Canada) (f)	339,000	315,270
Total Corporate Bonds (Cost $559,708)		522,615

US Treasury Bonds/Notes — 5.2%
US Treasury Inflation Indexed Note, 0.625%, 04/15/23	6,166,984	6,211,901
US Treasury Inflation Indexed Note, 0.375%, 07/15/23	5,738,637	5,771,533
US Treasury Inflation Indexed Note, 0.625%, 01/15/24	5,719,812	5,813,125
US Treasury Inflation Indexed Note, 0.500%, 04/15/24	4,160,834	4,220,937
US Treasury Inflation Indexed Note, 0.125%, 07/15/24	5,624,913	5,636,909
US Treasury Inflation Indexed Note, 0.125%, 10/15/24	4,465,765	4,520,192
US Treasury Inflation Indexed Note, 0.250%, 01/15/25	5,636,768	5,687,375
US Treasury Inflation Indexed Note, 2.375%, 01/15/25	4,838,662	5,366,332
US Treasury Note, 2.250%, 03/31/21	2,452,000	2,503,913
US Treasury Note, 1.125%, 09/30/21	5,303,000	5,375,916
US Treasury Note, 1.750%, 04/30/22	2,064,000	2,129,629
US Treasury Note, 1.375%, 10/15/22	3,463,000	3,560,667
US Treasury Note, 1.500%, 03/31/23	3,335,000	3,455,894
US Treasury Note, 1.375%, 09/30/23	1,557,000	1,614,779
US Treasury Note, 2.500%, 05/15/24	1,501,000	1,633,158
US Treasury Note, 1.500%, 09/30/24	2,807,000	2,949,543
US Treasury Note, 2.125%, 05/15/25	2,070,000	2,249,104
US Treasury Note, 2.250%, 11/15/25	2,546,000	2,797,815
US Treasury Note, 2.000%, 11/15/26	1,335,000	1,462,086
US Treasury Note, 2.250%, 08/15/27	1,052,000	1,180,336
US Treasury Note, 2.750%, 02/15/28	1,372,000	1,599,452
US Treasury Note, 1.625%, 08/15/29	1,402,000	1,521,663
US Treasury Note, 1.500%, 02/15/30	817,000	879,647
Total US Treasury Bonds/Notes (Cost $76,046,382)		78,141,906

	Number of Shares	Value

Acquired Funds — 15.7%

Exchange-Traded Fund (ETF) — 3.3%
Financial Select Sector SPDR Fund	2,401,776	$50,004,976

Private Investment Funds (h) — 12.4%
Canyon Value Realization Fund, LP (a) (c) (d) (e)		$48,040,471
Eversept Global Healthcare Fund, LP (a) (c) (d) (e)		32,407,298
Farallon Capital Institutional Partners, LP (a) (c) (d) (e)		1,437,192
GSA Trend Fund, Ltd. (a) (c) (d) (e)	156,179	13,969,261

TIFF Multi-Asset Fund / schedule of investments (UNAUDITED)*
March 31, 2020

	Number of Shares	Value

Honeycomb Partners, LP (a) (c) (d) (e)		$56,444,268
Lansdowne Developed Markets Fund, Ltd. (a) (c) (d) (e)	36,435	17,306,696
Neo Ivy Capital Fund, LP (a) (c) (d) (e)		9,196,194
QVT Roiv Hldgs Onshore, Ltd. (a) (c) (d) (e)	2,430	6,558,743
		185,360,123
Total Acquired Funds
(Cost $192,234,599)		235,365,099

Preferred Stocks — 0.1%
Draegerwerk AG & Co. KGAA, 0.20% (Germany)	3,351	327,665
Hyundai Motor Co., Ltd., 7.36% (South Korea)	21,579	997,280
Hyundai Motor Co., Ltd., 7.96% (South Korea)	721	30,286
Synaptive Medical, Inc., 0.00% (Canada) (a) (c) (d) (e)	74,285	185,713
Total Preferred Stocks
(Cost $1,769,345)		1,540,944

	Number of Contracts	Value

Purchased Option Contracts — 0.2%

Puts — 0.2%
California Resources Corp., Notional Amount $411,600, Strike Price $3 Expiring 05/15/2020 (United States)	1,372	$315,560
Conocophillips, Notional Amount $458,850, Strike Price $28.5 Expiring 04/17/2020 (United States)	161	26,565
Diamondback Energy, Inc., Notional Amount $607,500, Strike Price $25 Expiring 04/17/2020 (United States)	243	60,750
Enbridge, Inc., Notional Amount $442,750, Strike Price $27.5 Expiring 04/17/2020 (United States)	161	19,320
Enterprise Products Partners LP, Notional Amount $997,100, Strike Price $13 Expiring 04/17/2020 (United States)	767	55,991
Essity AB, Notional Amount $2,448,500, Strike Price $295 Expiring 04/17/2020 (Sweden)	83	3,608
Exxon Mobil Corp., Notional Amount $990,500, Strike Price $35 Expiring 04/17/2020 (United States)	283	39,054
Halliburton Co., Notional Amount $679,000, Strike Price $7 Expiring 04/17/2020 (United States)	970	90,210
iShares 20+ Year Treasury Bond ETF, Notional Amount $31,141,800, Strike Price $146 Expiring 01/15/2021 (United States)	2,133	1,224,342
Nibe Industrier AB, Notional Amount $5,072,000, Strike Price $160 Expiring 04/17/2020 (Sweden)	317	48,867
Occidental Petroleum Corp., Notional Amount $735,800, Strike Price $13 Expiring 04/17/2020 (United States)	566	135,274
Oneok, Inc., Notional Amount $742,900, Strike Price $23 Expiring 04/17/2020 (United States)	323	88,825
Pioneer Natural Resources Co., Notional Amount $469,200, Strike Price $68 Expiring 04/17/2020 (United States)	69	39,192

TIFF Multi-Asset Fund / schedule of investments (UNAUDITED)*
March 31, 2020

	Number of Contracts	Value

Targa Resources Corp., Notional Amount $647,200, Strike Price $8 Expiring 04/17/2020 (United States)	809	$157,755
Total Puts (Cost $2,225,023)		2,305,313
Total Purchased Option Contracts (Cost $2,225,023)		2,305,313

	Number of Units	Value

Disputed Claims Receipt — 0.0%
AMR Corp. (Cost $0) (a) (c) (d) (e)	260,322	—

	Principal Amount	Value

Short-Term Investments — 20.3%

Repurchase Agreement — 10.3%
Fixed Income Clearing Corp. issued on 03/31/20 (proceeds at maturity $155,063,527) (collateralized by US Treasury Notes, due 07/31/21 through 10/15/22 with a total par value of $152,910,000 and a total market value of $158,170,541), 0.000%, 04/01/20 (Cost $155,063,527)	$155,063,527	$155,063,527

US Treasury Bills (i) — 10.0%
US Treasury Bill, 1.537%, 07/09/20 (j)	100,000,000	99,978,963
US Treasury Bill, 1.537%, 07/23/20	50,000,000	49,987,248
Total US Treasury Bills (Cost $149,350,071)		149,966,211
Total Short-Term Investments (Cost $304,413,598)		305,029,738

TIFF Multi-Asset Fund / schedule of investments (UNAUDITED)*
March 31, 2020

Value

Total Investments — 94.0% (Cost $1,420,117,133)	$1,411,969,548
Other Assets in Excess of Liabilities — 6.0%	89,581,518
Net Assets — 100.0%	$1,501,551,066

Securities Sold Short — (5.3)%

	Number of Shares	Value

Common Stocks — (5.3)%

US Common Stocks — (3.7)%

Aerospace & Defense — (0.1)%
Axon Enterprise, Inc. (a)	(10,545)	$(746,270)
Boeing Co. (The)	(2,497)	(372,403)
TransDigm Group, Inc.	(821)	(262,876)
		(1,381,549)

Airlines — (0.0)%
American Airlines Group, Inc.	(13,666)	(166,589)
Delta Air Lines, Inc.	(5,081)	(144,961)
Southwest Airlines Co.	(5,372)	(191,297)
		(502,847)
Auto Components — (0.0)%
Adient plc (a)	(20,723)	(187,958)
Visteon Corp. (a)	(3,466)	(166,299)
		(354,257)
Automobiles — (0.0)%
General Motors Co.	(4,015)	(83,432)

Biotechnology — (0.2)%
Agios Pharmaceuticals, Inc. (a)	(4,610)	(163,563)
Alnylam Pharmaceuticals, Inc. (a)	(6,330)	(689,021)
Bluebird Bio, Inc. (a)	(3,305)	(151,898)
Exact Sciences Corp. (a)	(9,746)	(565,268)
Gilead Sciences, Inc.	(541)	(40,445)
Ionis Pharmaceuticals, Inc. (a)	(1,257)	(59,431)
Ligand Pharmaceuticals, Inc. (a)	(8,954)	(651,135)
Moderna, Inc. (a)	(22,900)	(685,855)
Sage Therapeutics, Inc. (a)	(2,164)	(62,150)
		(3,068,766)
Building Products — (0.0)%
Owens Corning	(668)	(25,925)

TIFF Multi-Asset Fund / schedule of investments (UNAUDITED)*
March 31, 2020

	Number of Shares	Value

Trex Co., Inc. (a)	(5,367)	$(430,111)
		(456,036)
Capital Markets — (0.1)%
Charles Schwab Corp. (The)	(3,964)	(133,270)
Virtu Financial, Inc., Class A	(44,550)	(927,531)
		(1,060,801)
Chemicals — (0.1)%
Albemarle Corp.	(10,317)	(581,568)
Chemours Co. (The)	(15,155)	(134,425)
International Flavors & Fragrances, Inc.	(8,393)	(856,757)
Mosaic Co. (The)	(7,781)	(84,190)
Olin Corp.	(28,013)	(326,912)
Univar, Inc. (a)	(7,387)	(79,189)
		(2,063,041)
Commercial Banks — (0.0)%
Sterling Bancorp	(3,625)	(37,881)

Commercial Services & Supplies — (0.1)%
ADT, Inc.	(32,470)	(140,270)
Square, Inc., Class A (a)	(3,542)	(185,530)
Stericycle, Inc. (a)	(8,872)	(431,002)
		(756,802)
Communications Equipment — (0.0)%
Lumentum Holdings, Inc. (a)	(2,050)	(151,085)
Ubiquiti, Inc.	(811)	(114,821)
ViaSat, Inc. (a)	(769)	(27,622)
		(293,528)
Construction & Engineering — (0.0)%
Dycom Industries, Inc. (a)	(3,477)	(89,185)

Containers & Packaging — (0.0)%
O-I Glass, Inc.	(4,438)	(31,554)

Electronic Equipment, Instruments & Components — (0.1)%
Cognex Corp.	(8,662)	(365,710)
II-VI, Inc. (a)	(33,632)	(958,512)
		(1,324,222)
Energy Equipment & Services — (0.4)%
Apergy Corp. (a)	(2,801)	(16,106)

TIFF Multi-Asset Fund / schedule of investments (UNAUDITED)*
March 31, 2020

	Number of Shares	Value

Baker Hughes Co.	(37,685)	$(395,693)
Halliburton Co.	(326,859)	(2,238,984)
Helmerich & Payne, Inc.	(32,968)	(515,949)
Liberty Oilfield Services, Inc., Class A	(168,637)	(453,634)
National Oilwell Varco, Inc.	(36,374)	(357,556)
Patterson-UTI Energy, Inc.	(268,085)	(630,000)
RPC, Inc.	(254,985)	(525,269)
Transocean, Ltd. (a)	(441,035)	(511,601)
		(5,644,792)
Food & Staples Retailing — (0.0)%
BJ's Wholesale Club Holdings, Inc. (a)	(14,778)	(376,396)

Food Products — (0.0)%
Conagra Brands, Inc.	(5,406)	(158,612)
Hain Celestial Group, Inc. (The) (a)	(15,644)	(406,275)
TreeHouse Foods, Inc. (a)	(1,653)	(72,980)
		(637,867)
Health Care Equipment & Supplies — (0.4)%
Cantel Medical Corp.	(3,947)	(141,697)
DexCom, Inc. (a)	(16,123)	(4,341,440)
Insulet Corp. (a)	(919)	(152,260)
NuVasive, Inc. (a)	(4,851)	(245,752)
Penumbra, Inc. (a)	(2,977)	(480,279)
		(5,361,428)
Health Care Providers & Services — (0.1)%
Acadia Healthcare Co., Inc. (a)	(16,589)	(304,408)
Covetrus, Inc. (a)	(39,737)	(323,459)
Guardant Health, Inc. (a)	(3,004)	(209,078)
HealthEquity, Inc. (a)	(9,653)	(488,345)
		(1,325,290)
Hotels, Restaurants & Leisure — (0.1)%
Carnival Corp.	(7,872)	(103,674)
Papa John's International, Inc.	(8,040)	(429,095)
Scientific Games Corp., Class A (a)	(10,303)	(99,939)
Wynn Resorts, Ltd.	(4,023)	(242,144)
		(874,852)
Household Durables — (0.0)%
Newell Brands, Inc.	(1,311)	(17,410)

Household Products — (0.0)%
Energizer Holdings, Inc.	(13,282)	(401,781)

TIFF Multi-Asset Fund / schedule of investments (UNAUDITED)*
March 31, 2020

	Number of Shares	Value

Insurance — (0.0)%
Travelers Companies, Inc. (The)	(406)	$(40,336)

Internet & Catalog Retail — (0.0)%
Etsy, Inc. (a)	(1,558)	(59,890)
Qurate Retail, Inc., Series A (a)	(10,603)	(64,731)
		(124,621)
Internet Software & Services — (0.0)%
eBay, Inc.	(643)	(19,329)
GrubHub, Inc. (a)	(473)	(19,265)
Snap, Inc., Class A (a)	(6,961)	(82,766)
Zillow Group, Inc., Class C (a)	(3,911)	(140,874)
		(262,234)
IT Services — (0.1)%
LiveRamp Holdings, Inc. (a)	(1,036)	(34,105)
MongoDB, Inc. (a)	(3,217)	(439,249)
Okta, Inc. (a)	(227)	(27,753)
Twilio, Inc., Class A (a)	(9,139)	(817,849)
		(1,318,956)
Machinery — (0.0)%
Colfax Corp. (a)	(13,952)	(276,250)
Ingersoll Rand, Inc. (a)	(2,316)	(57,437)
Westinghouse Air Brake Technologies, Corp.	(8,639)	(415,795)
		(749,482)
Media — (0.1)%
Comcast Corp., Class A	(644)	(22,141)
Meredith Corp.	(9,285)	(113,463)
New York Times Co. (The), Class A	(11,131)	(341,833)
World Wrestling Entertainment, Inc., Class A	(12,946)	(439,258)
		(916,695)
Metals & Mining — (0.1)%
Allegheny Technologies, Inc. (a)	(34,844)	(296,174)
Compass Minerals International, Inc.	(717)	(27,583)
Freeport-McMoRan, Inc.	(84,309)	(569,086)
Newmont Mining Corp.	(2,089)	(94,590)
Royal Gold, Inc.	(2,268)	(198,926)
United States Steel Corp.	(129,667)	(818,199)
		(2,004,558)

TIFF Multi-Asset Fund / schedule of investments (UNAUDITED)*
March 31, 2020

	Number of Shares	Value

Multi-Utilities — (0.0)%
CenterPoint Energy, Inc.	(2,779)	$(42,936)
Consolidated Edison, Inc.	(787)	(61,386)
		(104,322)
Multiline Retail — (0.0)%
Nordstrom, Inc.	(1,646)	(25,250)
Ollie's Bargain Outlet Holdings, Inc. (a)	(3,216)	(149,029)
		(174,279)
Oil, Gas & Consumable Fuels — (1.4)%
Antero Midstream Corp.	(393,570)	(826,497)
Antero Resources Corp. (a)	(442,872)	(315,723)
Apache Corp.	(140,865)	(588,815)
Cabot Oil & Gas Corp.	(17,587)	(302,321)
California Resources Corp. (a)	(97,185)	(97,185)
Centennial Resource Development, Inc., Class A (a)	(1,823)	(479)
Cheniere Energy, Inc. (a)	(17,761)	(594,994)
Chevron Corp.	(461)	(33,404)
CNX Resources Corp. (a)	(98,904)	(526,169)
Concho Resources, Inc.	(6,404)	(274,411)
ConocoPhillips	(9,859)	(303,657)
Continental Resources, Inc.	(71,289)	(544,648)
Diamondback Energy, Inc.	(76,069)	(1,993,008)
EQT Corp.	(111,303)	(786,912)
Equitrans Midstream Corp.	(92,417)	(464,858)
Exxon Mobil Corp.	(48,451)	(1,839,684)
Hess Corp.	(15,690)	(522,477)
Magnolia Oil & Gas Corp., Class A (a)	(58,637)	(234,548)
Marathon Oil Corp.	(206,414)	(679,102)
Matador Resources Co. (a)	(254,977)	(632,343)
Murphy Oil Corp.	(100,923)	(618,658)
National Fuel Gas Co.	(26,245)	(978,676)
Noble Energy, Inc.	(99,961)	(603,764)
Occidental Petroleum Corp.	(83,474)	(966,629)
ONEOK, Inc.	(36,465)	(795,302)
Ovintiv, Inc.	(280,186)	(760,461)
Pioneer Natural Resources Co.	(7,188)	(504,238)
Range Resources Corp.	(96,793)	(220,688)
Rattler Midstream LP	(93,518)	(325,443)
Schlumberger, Ltd.	(25,908)	(349,499)
SM Energy Co.	(350,191)	(427,233)
Southwestern Energy Co. (a)	(494,867)	(836,325)
Targa Resources Corp.	(13,041)	(90,113)
WPX Energy, Inc. (a)	(10,340)	(31,537)
		(19,069,801)

TIFF Multi-Asset Fund / schedule of investments (UNAUDITED)*
March 31, 2020

	Number of Shares	Value

Personal Products — (0.0)%
Coty, Inc., Class A	(16,148)	$(83,324)

Pharmaceuticals — (0.1)%
Catalent, Inc. (a)	(8,307)	(431,549)
Nektar Therapeutics (a)	(14,173)	(252,988)
Prestige Consumer Healthcare, Inc. (a)	(2,328)	(85,391)
		(769,928)
Real Estate Investment Trusts (REITs) — (0.0)%
Colony Capital, Inc.	(89,156)	(156,023)
Taubman Centers, Inc.	(12,414)	(519,898)
		(675,921)
Road & Rail — (0.0)%
Knight-Swift Transportation Holdings, Inc.	(9,304)	(305,171)

Semiconductors & Semiconductor Equipment — (0.1)%
Cabot Microelectronics Corp.	(594)	(67,799)
Cree, Inc. (a)	(3,627)	(128,613)
Marvell Technology Group, Ltd.	(18,777)	(424,924)
Microchip Technology, Inc.	(2,411)	(163,466)
MKS Instruments, Inc.	(1,130)	(92,039)
Skyworks Solutions, Inc.	(332)	(29,674)
		(906,515)
Software — (0.1)%
2U, Inc. (a)	(3,221)	(68,350)
Coupa Software, Inc. (a)	(1,036)	(144,760)
Pluralsight, Inc., Class A (a)	(6,392)	(70,184)
RingCentral, Inc., Class A (a)	(1,538)	(325,918)
Zscaler, Inc. (a)	(3,962)	(241,127)
		(850,339)
Specialty Retail — (0.0)%
Carvana Co. (a)	(4,869)	(268,233)
Five Below, Inc. (a)	(391)	(27,519)
Mattel, Inc. (a)	(10,232)	(90,144)
		(385,896)
Textiles, Apparel & Luxury Goods — (0.0)%
Columbia Sportswear Co.	(1,156)	(80,654)
Under Armour, Inc., Class A (a)	(47,442)	(436,941)
		(517,595)

TIFF Multi-Asset Fund / schedule of investments (UNAUDITED)*
March 31, 2020

	Number of Shares	Value

Thrifts & Mortgage Finance — (0.0)%
LendingTree, Inc. (a)	(3,953)	$(724,941)
Total US Common Stocks (Proceeds $66,415,219)		(56,128,631)

Foreign Common Stocks — (1.6)%

Bermuda — (0.0)%
Assured Guaranty, Ltd.	(662)	(17,073)

Canada — (0.5)%
Air Canada (a)	(22,100)	(247,335)
Alimentation Couche-Tard, Inc., Class B	(9,900)	(233,202)
ARC Resources, Ltd.	(342,424)	(985,445)
Canadian Natural Resources, Ltd. - NYSE Shares	(6,600)	(90,279)
Cenovus Energy, Inc.	(434,618)	(877,080)
Crescent Point Energy Corp.	(1,139,649)	(882,696)
Dollarama, Inc.	(8,200)	(227,477)
Enbridge, Inc.	(17,813)	(518,707)
Fortuna Silver Mines, Inc. (a)	(21,600)	(49,729)
Husky Energy, Inc.	(109,390)	(275,166)
Imperial Oil, Ltd.	(56,675)	(640,730)
Laurentian Bank of Canada	(12,800)	(277,956)
MAG Silver Corp. (a)	(26,200)	(202,183)
New Pacific Metals Corp. (a)	(32,100)	(112,908)
Peyto Exploration & Development Corp.	(282,212)	(298,796)
SilverCrest Metals, Inc. (a)	(57,800)	(302,697)
Teranga Gold Corp. (a)	(101,100)	(496,412)
		(6,718,798)
Denmark — (0.1)%
Chr Hansen Holding A/S	(4,522)	(339,287)
Demant A/S (a)	(24,271)	(538,690)
Netcompany Group A/S (a) (f)	(12,196)	(568,036)
Novozymes A/S Shares - B	(15,325)	(698,809)
		(2,144,822)
Finland — (0.1)%
Citycon Oyj	(82,811)	(512,529)
Stora Enso Oyj	(74,263)	(753,732)
TietoEVRY Oyj	(13,711)	(298,184)
		(1,564,445)

TIFF Multi-Asset Fund / schedule of investments (UNAUDITED)*
March 31, 2020

	Number of Shares	Value

Malta — (0.0)%
Catena Media plc (a)	(47,500)	$(75,805)

Netherlands — (0.0)%
Core Laboratories NV	(3,342)	(34,556)
Royal Dutch Shell plc, Class A - SPADR	(19,466)	(679,169)
		(713,725)
Norway — (0.1)%
Mowi ASA	(84,039)	(1,280,955)
Protector Forsikring ASA (a)	(55,440)	(126,692)
		(1,407,647)
Sweden — (0.8)%
Alfa Laval AB	(24,700)	(428,056)
Attendo AB (f)	(58,736)	(242,155)
Avanza Bank Holding AB	(22,711)	(189,516)
Betsson AB (a)	(15,676)	(63,028)
Bure Equity AB	(13,468)	(213,200)
Byggmax Group AB (a)	(69,391)	(164,164)
Cellavision AB	(19,820)	(489,566)
Clas Ohlson AB, Class B	(43,399)	(315,328)
Cloetta AB, Class B	(91,443)	(216,882)
Embracer Group AB (a)	(41,894)	(414,657)
Epiroc AB, Class A	(33,400)	(331,108)
EQT AB (a)	(68,096)	(810,943)
Fastighets AB Balder, Class B (a)	(15,595)	(560,245)
Hexagon AB, Class B	(11,239)	(479,383)
Indutrade AB	(22,453)	(610,466)
Investment AB Latour Shares - B	(158,814)	(2,263,498)
Lifco AB, Class B	(10,596)	(389,506)
Recipharm AB, Class B	(17,205)	(176,921)
Samhallsbyggnadsbolaget i Norden AB	(207,461)	(395,908)
SkiStar AB	(71,323)	(548,687)
Swedbank AB, Class A	(55,390)	(618,525)
Thule Group AB (f)	(26,586)	(462,892)
Vitrolife AB	(29,808)	(430,370)
		(10,815,004)
United Kingdom — (0.0)%
Amcor plc (a)	(50,264)	(408,144)
Capri Holdings, Ltd. (a)	(9,402)	(101,448)

TIFF Multi-Asset Fund / schedule of investments (UNAUDITED)*
March 31, 2020

	Number of Shares	Value

Melrose Industries plc	(19,750)	$(22,304)
		(531,896)
Total Foreign Common Stocks (Proceeds $26,230,249)		(23,989,215)
Total Common Stocks (Proceeds $92,645,468)		(80,117,846)
Total Securities Sold Short — (5.3)% (Proceeds $92,645,468)		$(80,117,846)

TIFF Multi-Asset Fund / schedule of investments (UNAUDITED)*
March 31, 2020

Financial Futures Contracts

Number of Contracts	Expiration Date	Type	Initial Notional Value/ (Proceeds)	Notional Value at March 31, 2020	Unrealized Appreciation/ (Depreciation)

		Long Financial Futures Contracts
		Interest Rate-Related
200	06/19/2020	10-Year US Treasury Note	$27,168,423	$27,737,500	$569,077
		Equity-Related
1,357	06/19/2020	S&P 500 e-Mini Index	177,901,592	174,354,145	(3,547,447)
831	06/19/2020	MSCI EAFE	62,878,092	64,788,915	1,910,823
					(1,636,624)
					(1,067,547)
		Short Financial Futures Contracts
		Equity-Related
(539)	06/19/2020	MSCI Emerging Markets	$(21,562,703)	$(22,716,155)	(1,153,452)
					$(2,220,999)

Forward Currency Contracts

		Contract Amount
Contract Settlement Date	Counterparty	Receive		Deliver		Unrealized Appreciation/ (Depreciation)
04/01/2020	Morgan Stanley Capital Services, Inc.	USD	1,363,360	DKK	9,150,000	$12,547
04/01/2020	Morgan Stanley Capital Services, Inc.	USD	2,222,266	EUR	2,000,000	18,965
04/01/2020	Morgan Stanley Capital Services, Inc.	USD	7,187,771	SEK	69,450,000	179,310
04/29/2020	Barclays Bank plc	USD	6,286,582	CNH	42,516,000	286,676
04/30/2020	Morgan Stanley Capital Services, Inc.	USD	15,000,000	CAD	21,205,350	(24,833)
06/17/2020	Barclays Bank plc	USD	7,471,250	CNH	52,248,000	102,388
07/03/2020	Goldman Sachs International	USD	3,000,000	CNH	20,731,500	77,111
07/29/2020	Goldman Sachs International	USD	16,975,389	CNH	117,257,500	453,354
10/09/2020	Goldman Sachs International	USD	5,814,084	CNH	41,777,100	(62,680)
10/09/2020	Barclays Bank plc	USD	7,000,000	CNH	50,243,809	(67,771)
10/22/2020	Goldman Sachs International	USD	3,945,328	CNH	28,144,000	(12,198)
02/26/2021	Barclays Bank plc	USD	4,000,000	CNH	28,401,620	22,178
03/04/2021	Barclays Bank plc	USD	5,709,496	CNH	40,205,700	79,635
03/19/2021	Goldman Sachs International	USD	6,612,479	CNH	47,001,500	34,517
						$1,099,199

TIFF Multi-Asset Fund / schedule of investments (UNAUDITED)*
March 31, 2020

Over-The-Counter Swap Contracts
Expiration Date	Counterparty	Floating Rate	Reference Entity	Currency	Payment Frequency Paid/Received	Notional Amount	Unrealized Appreciation	Unrealized (Depreciation)

Long Total Return Equity Swap Contracts
02/22/2022	Morgan Stanley Capital Services LLC	1 Month FEDL plus 1.25% (k)	EQM Midstream Partners LP	USD	Monthly	$482,609	$61,422	$—
02/22/2022	Morgan Stanley Capital Services LLC	1 Month FEDL plus 0.40% (k)	Goodrich Petroleum Corp.	USD	Monthly	116,753	22,540	—
02/22/2022	Morgan Stanley Capital Services LLC	1 Month FEDL plus 0.40% (k)	Parsley Energy, Inc.	USD	Monthly	91,082	8,042	—
							$92,004	$—
Short Total Return Equity Swap Contracts
02/22/2022	Morgan Stanley Capital Services LLC	1 Month FEDL less 0.35% (k)	Energy Transfer LP	USD	Monthly	$(1,307,081)	$16,569	$—
02/22/2022	Morgan Stanley Capital Services LLC	1 Month FEDL less 0.35% (k)	Enterprise Products Partners LP	USD	Monthly	(327,695)	—	(20,352)
02/22/2022	Morgan Stanley Capital Services LLC	1 Month FEDL less 0.35% (k)	Magellan Midstream	USD	Monthly	(1,513,504)	—	(225,053)
02/22/2022	Morgan Stanley Capital Services LLC	1 Month FEDL less 0.35% (k)	MPLX LP	USD	Monthly	(832,016)	—	(53,970)
02/22/2022	Morgan Stanley Capital Services LLC	1 Month FEDL less 0.35% (k)	Viper Energy Partners LP	USD	Monthly	(1,729,421)	176,574	—
							193,143	(299,375)
							$285,147	$(299,375)

TIFF Multi-Asset Fund / schedule of investments (UNAUDITED)*
March 31, 2020

	Number of Contracts	Value

Written Option Contracts — (0.1)%

Calls — (0.0)%
California Resources Corp., Notional Amount ($1,476,000), Strike Price $9 Expiring 05/15/2020 (United States)	(1,640)	$(32,800)
Total Calls (Premiums received $130,745)		(32,800)

Puts — (0.1)%
Conocophillips, Notional Amount ($402,500), Strike Price $25 Expiring 04/17/2020 (United States)	(161)	(11,270)
Diamondback Energy, Inc., Notional Amount ($740,000), Strike Price $20 Expiring 04/17/2020 (United States)	(370)	(32,190)
Enterprise Products Partners LP, Notional Amount ($533,500), Strike Price $11 Expiring 04/17/2020 (United States)	(485)	(14,550)
Exxon Mobil Corp., Notional Amount ($849,000), Strike Price $30 Expiring 04/17/2020 (United States)	(283)	(15,848)
Halliburton Co., Notional Amount ($582,000), Strike Price $6 Expiring 04/17/2020 (United States)	(970)	(44,620)
Occidental Petroleum Corp., Notional Amount ($889,900), Strike Price $11 Expiring 04/17/2020 (United States)	(809)	(93,035)
Oneok, Inc., Notional Amount ($646,000), Strike Price $20 Expiring 04/17/2020 (United States)	(323)	(46,835)
Pioneer Natural Resources Co., Notional Amount ($414,000), Strike Price $60 Expiring 04/17/2020 (United States)	(69)	(18,837)
Targa Resources Corp., Notional Amount ($562,800), Strike Price $7 Expiring 04/17/2020 (United States)	(804)	(96,480)
Wpx Energy, Inc., Notional Amount ($715,200), Strike Price $8 Expiring 05/15/2020 (United States)	(894)	(464,880)
Total Puts (Premiums received $514,840)		(838,545)
Total Written Options (Premiums received $645,585)		$(871,345)

ADR	American Depositary Receipt
CAD	Canadian Dollar
CNH	Yuan Renminbi Offshore
DKK	Danish Krone
EAFE	Europe, Australasia, and Far East
EUR	Euro
FEDL	US Federal Funds Effective Rate
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
NYSE	New York Stock Exchange
OTC	Over-the-Counter
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipts
SPADR	Sponsored ADR
USD	US Dollar

TIFF Multi-Asset Fund / schedule of investments (UNAUDITED)*
March 31, 2020

*	Approximately 28% of the fund's total investments are maintained to cover "senior securities transactions" which may include, but are not limited to forwards, TBAs, options, futures, swaps, and securities sold short. These securities are marked-to-market daily and reviewed against the value of the fund's "senior securities" holdings to maintain proper coverage for the transactions.
(a)	Non income-producing security.
(b)	Security or a portion thereof is pledged as collateral for securities sold short.
(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(d)	Security is valued in good faith under procedures established by the board of trustees. The aggregate amount of securities fair valued amounts to $193,248,308, which represents 12.9% of the fund's net assets.
(e)

Restricted Securities. The following restricted securities were held by the fund as of March 31, 2020, and were valued in accordance with the Valuation of Investments as described in Note 2. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers. The fund will bear any costs incurred in connection with the disposition of such securities. The fund monitors the acquisition of restricted securities and, to the extent that a restricted security is illiquid, will limit the purchase of such a restricted security, together with other illiquid securities held by the fund, to no more than 15% of the fund’s net assets. All of the below securities are illiquid, with the exception of GSA Trend Fund, Ltd. and Canyon Value Realization Fund, LP. TIP’s valuation committee has deemed 10% of Canyon Value Realization Fund, LP to be illiquid in accordance with procedures approved by the TIP board of trustees. The below list does not include securities eligible for resale without registration pursuant to Rule 144A under the Securities Act of 1933 that may also be deemed restricted.

Investments	Investment Strategy	Date of Acquisition	Cost	Value

Foreign Common Stocks
SilverCrest Metals, Inc.		12/30/19	$373,974	$302,697

Preferred Stocks
Synaptive Medical, Inc.		12/17/19	129,999	185,713

Warrants
Synaptive Medical, Inc.		12/16/19	—	9,915

Private Investment Funds
Canyon Value Realization Fund, LP	Multi-Strategy	12/31/97 - 04/03/06	19,257,955	48,040,471
Eversept Global Healthcare Fund, LP	Long-Short Global Healthcare	02/01/19	26,250,000	32,407,298
Farallon Capital Institutional Partners, LP	Multi-Strategy	01/01/13	1,319,700	1,437,192
GSA Trend Fund, Ltd.	Trend Following	09/01/16 - 12/01/16	15,388,913	13,969,261
Honeycomb Partners, LP	Long-Short Global	07/01/16 - 07/01/17	38,602,753	56,444,268
Lansdowne Developed Markets Fund, Ltd.	Long-Short Global	04/01/13	15,785,354	17,306,696
Neo Ivy Capital Fund, LP	Relative Value	05/01/19	10,500,000	9,196,194
QVT Roiv Hldgs Onshore, Ltd.	Multi-Strategy	01/05/16	2,469,102	6,558,743
				185,360,123
Disputed Claims Receipt
AMR Corp.		12/09/13	—	—
Total (12.4% of Net Assets)				$185,858,448

(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are generally determined to be liquid in accordance with procedures approved by the board of trustees. At March 31, 2020 the aggregate value of these securities was $4,250,845, which represents 0.3% of net assets.
(g)	Security exempt from registration under Regulation S of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to investors outside the United States.
(h)	Portfolio holdings information of the Private Investment Funds is not available as of March 31, 2020. These positions are therefore grouped into their own industry classification. For any private investment funds structured as a limited partnership, no share value is included as these investments are not unitized.
(i)	Treasury bills and discount notes do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.
(j)	Security or a portion thereof is held as initial margin for financial futures contracts.
(k)	The fund pays the floating rate.

TIFF MULTI-ASSET FUND NOTES TO SCHEDULE OF INVESTMENTS (UNAUDITED)	March 31, 2020

1. Organization

TIFF Investment Program ("TIP") is a no-load, open-end management investment company that seeks to improve the net investment returns of its members through two investment vehicles, each with its own investment objective and policies. TIP was originally incorporated under Maryland law on December 23, 1993, and was reorganized, effective December 16, 2014, as a Delaware statutory trust. As of March 31, 2020, TIP consisted of two mutual funds, TIFF Multi-Asset Fund ("MAF" or the "fund") and TIFF Short-Term Fund, each of which is diversified, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The schedule of investments and notes presented here relate only to MAF.

Investment Objective

The fund's investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation.

2. Summary of Significant Accounting Policies

The fund operates as a diversified investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The preparation of financial statements in conformity with US generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the reported amounts of increases and decreases in net assets from operations during the reported period, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Valuation of Investments

Fair value is defined as the price that the fund could reasonably expect to receive upon selling an asset or pay to transfer a liability in a timely transaction to an independent buyer in the principal or most advantageous market for the asset or liability, respectively. A three-tier fair value hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier fair value hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical assets and liabilities

Level 2 – other significant observable inputs (including quoted prices for similar assets and liabilities, interest rates,

prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the fund’s own assumptions in determining the fair value of assets and liabilities)

The fund has established a pricing hierarchy to determine the order of pricing sources utilized in valuing its portfolio holdings. The pricing hierarchy has been approved by the TIP board of trustees (the "board").

Generally, the following valuation policies are applied to securities for which market quotations are readily available. Securities listed on a securities exchange or traded on the National Association of Securities Dealers Automated Quotations (‘‘NASDAQ’’) for which market quotations are readily available are valued at their last quoted sales price on the principal exchange on which they are traded or at the NASDAQ official closing price, respectively, on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price, or asked price in the case of securities sold short. The fund employs an international fair value pricing model using other observable market-based inputs to adjust prices to reflect events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and OTC markets) and the time at which the net asset value of the fund is determined. If the TIP Valuation Committee believes that a particular event would materially affect net asset value, further adjustment is considered. Securities which use the international pricing model are typically categorized as Level 2 for the fair value hierarchy and securities that do not use the international pricing model are typically categorized as Level 1.

Debt securities are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which consider such factors as security prices, yields, maturities, and ratings, and are deemed representative of market values at the close of the market. Debt securities valuations are typically categorized as Level 2 for the fair value hierarchy.

Over-the-counter ("OTC") stocks not quoted on NASDAQ and foreign stocks that are traded OTC are normally valued at prices supplied by independent pricing services if those prices are deemed representative of market values at the close of the first session of the New York Stock Exchange and are typically categorized as Level 2 in the valuation hierarchy.

Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, and short-term debt securities having a remaining maturity of greater than 60 days are valued at their market value. Short-term debt securities, which include repurchase agreements and US Treasury Bills, are typically categorized as Level 2 in the fair value hierarchy.

Exchange-traded option contracts are valued at the last quoted sales price or, if there were no sales that day for a particular position, at the closing bid price (closing ask price in the case of open written option contracts). Future contracts are valued at the last posted settlement price or, if there were no sales that day for a particular position, at the closing bid price (closing ask price in the case of open short futures contracts). OTC open options contracts are normally valued at prices supplied by independent pricing services if those prices are deemed representative of market values at the close of the actively quoted markets. Exchange-traded contracts are typically categorized as Level 1 in the fair value hierarchy and OTC contracts are typically categorized as Level 2 in the fair value hierarchy.

Forward foreign currency contracts are valued at their respective fair market values and are typically categorized as Level 2 in the fair value hierarchy.

Investments in other open-end funds or trusts are valued at their closing net asset value per share on valuation date, which represents their redeemable value and are typically categorized as Level 1 in the fair value hierarchy.

MAF invests in total return equity swaps with Morgan Stanley Capital Services LLC as the counterparty. The total return equity swaps are valued at the last traded price of the reference entity net of interest and are typically categorized as Level 2 in the fair value hierarchy.

MAF invests in private investment funds that pursue certain alternative investment strategies. Private investment fund interests held by MAF are generally securities for which market quotations are not readily available. Rather, such interests generally can be sold back to the private investment fund only at specified intervals or on specified dates. The board has approved valuation procedures pursuant to which MAF values its interests in private investment funds at ‘‘fair value.’’ MAF determines the fair value of that private investment fund based on the most recent estimated value provided by the management of the private investment fund, as well as any other relevant information reasonably available at the time MAF values its portfolio including, for example, total returns of indices or exchange-traded funds that track markets to which the private investment fund may be exposed. The fair values of the private investment funds are based on available information and do not necessarily represent the amounts that might ultimately be realized, which depend on future circumstances and cannot be reasonably determined until the investment is actually liquidated. Fair value is intended to represent a good faith approximation of the amount that MAF could reasonably expect to receive from the private investment fund if MAF's interest in the private investment fund was sold at the time of valuation, based on information reasonably available at the time valuation is made and that MAF believes is reliable. Private investment fund valuations are categorized as Level 3 in the valuation hierarchy.

3. Investment Valuation and Fair Value Measurements

The following is a summary of the inputs used as of March 31, 2020 in valuing the fund’s assets and liabilities carried at fair value:

TIFF Multi-Asset Fund
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*+	$475,666,390	$313,179,856	$—	$788,846,246
Rights	—	124,947	—	124,947
Warrants	82,825	—	9,915	92,740
Corporate Bonds	—	522,615	—	522,615
US Treasury Bonds/Notes	—	78,141,906	—	78,141,906
Exchange-Traded Funds	50,004,976	—	—	50,004,976
Private Investment Funds	—	—	185,360,123	185,360,123
Preferred Stocks*	—	1,355,231	185,713	1,540,944
Disputed Claims Receipt+	—	—	—	—
Short-Term Investments	—	305,029,738	—	305,029,738
Purchased Options	1,080,971	1,224,342	—	2,305,313
Total Investments in Securities	526,835,162	699,578,635	185,555,751	1,411,969,548
Financial Futures Contracts - Equity Risk	1,910,823	—	—	1,910,823
Financial Futures Contracts - Interest Rate Risk	569,077	—	—	569,077
Forward Currency Contracts - Foreign Currency Risk	—	1,266,681	—	1,266,681
Total Return Equity Swap Contracts - Equity Risk	—	285,147	—	285,147
Total Other Financial Instruments	2,479,900	1,551,828	—	4,031,728
Total Assets	$529,315,062	$701,130,463	$185,555,751	$1,416,001,276

Valuation Inputs	Level 1	Level 2	Level 3	Total
Liabilities
Common Stocks Sold Short*	$(64,087,819)	$(16,030,027)	$—	$(80,117,846)
Financial Futures Contracts - Equity Risk	(4,700,899)	—	—	(4,700,899)
Forward Currency Contracts - Foreign Currency Risk	—	(167,482)	—	(167,482)
Total Return Equity Swap Contracts - Equity Risk	—	(299,375)	—	(299,375)
Written Options - Equity Risk	(871,345)	—	—	(871,345)
Total Other Financial Instruments	(5,572,244)	(466,857)	—	(6,039,101)
Total Liabilities	$(69,660,063)	$(16,496,884)	$—	$(86,156,947)

*	Securities categorized as Level 2 primarily include listed foreign equities whose value has been adjusted with factors to reflect changes to foreign markets after market close.
+	There are securities in this category that have a market value of zero and are categorized as Level 3.

During the period ended March 31, 2020, there were no significant transfers to or from Level 3 investments.

The following is a reconciliation of investments in securities for which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2019	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of March 31, 2020	Net Change in Unrealized Appreciation (Depreciation) from Investments still held as of 03/31/20 for the period ended 03/31/20
Common Stocks*	$-	$-	$-	$-	$-	$-	$-	$-	$-
Preferred Stocks	185,713	-	-	-	-	-	-	185,713	-
Rights	173,197	-	-	-	-	-	(173,197)	-	-
Warrants	10,771	-	(856)	-	-	-	-	9,915	(856)
Private Investment Funds	246,374,573	7,711,821	(22,482,371)	-	(46,243,900)	-	-	185,360,123	(22,482,371)
Disputed Claims Receipt*	-	-	-	-	-	-	-	-	-
Total	$246,744,254	$7,711,821	$(22,483,227)	$-	$(46,243,900)	$-	$(173,197)	$185,555,751	$(22,483,227)

*There are securities categorized as Level 3 that have a market value of zero.

Securities designated as Level 3 in the fair value hierarchy are valued using methodologies and procedures established by the board, and the TIP Valuation Committee, which was established to serve as an agent of the board. Management is responsible for the execution of these valuation procedures. Transfers to/from, or additions to, Level 3 require a determination of the valuation methodology, including the use of unobservable inputs, by the TIP Valuation Committee.

The TIP Valuation Committee meets no less than quarterly to review the methodologies and significant unobservable inputs currently in use, and to adjust the pricing models as necessary. Any adjustments to the pricing models are documented in the minutes of the TIP Valuation Committee meetings, which are provided to the board on a quarterly basis.

The following is a summary of the procedures and significant unobservable inputs used in Level 3 investments:

Common Stocks, Preferred Stocks, Rights, Warrants and Disputed Claims Receipt. Securities for which market quotations are not readily available or for which available prices are deemed unreliable are valued at their fair value as determined in good faith under procedures established by the board. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer's financial position, and any other event which could have a significant impact on the value of the security. On a quarterly basis, the TIP Valuation Committee reviews the valuations in light of current information available about the issuer, security, or market trends to adjust the pricing models, if deemed necessary.

Private Investment Funds. Private investment funds are valued at fair value using net asset values received on monthly statements, adjusted for the most recent estimated value or performance provided by the management of the private investment fund. In most cases, values are adjusted further by the total returns of indices or exchange-traded funds that track markets to which the private investment fund is fully or partially exposed, as determined by the TIP Valuation Committee upon review of information provided by the private investment fund. On a quarterly basis, the TIP Valuation Committee compares the valuations as determined by the pricing models at each month-end during the quarter to statements provided by management of the private investment funds in order to recalibrate the market exposures, the indices, or exchange-traded funds used in the pricing models as necessary.

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets were as follows:

As of March 31, 2020	Fair Value	Valuation Methodology	Significant Unobservable Inputs	Range	Weighted Average*
Common Stock	$—	Last market price	Discount(%)	100%	100%
Preferred Stocks	185,713	Recent transaction price	Recent transaction price	$2.50	$2.50
Warrants	9,915	Black-Scholes pricing model	Volatility	35.00%	35.00%
Private Investment Funds	185,360,123	Adjusted net asset value	Manager estimated returns	(22.26)% - 3.53%	(4.58)%
			Market returns**	(17.80)% - 0.71%	0.14%
Disputed Claims Receipt	—	Corporate Action Model	Future Claim Awards	0.00%	0.00%

* Weighted by market value of investments as a percentage of the total market value of level three investments within each valuation methodology.

** Weighted by estimated exposure to chosen indices, exchange-traded funds, other marketable securities or other proxy.

The following are descriptions of the measurement uncertainty of the Level 3 recurring fair value measurements to changes in the significant unobservable inputs presented in the table above:

Common Stocks, Preferred Stocks, Rights, Warrants, and Disputed Claims Receipt. The chart above reflects the methodology and significant unobservable inputs of securities held at period ended March 31, 2020. The discounts or estimates for lack of marketability and estimate of future claims used to determine fair value may include other factors such as liquidity, volitility, or credit risk. An increase (decrease) in the discount or estimate of future claims would result in a lower (higher) fair value measurement.

Private Investment Funds. The range of manager estimates and market returns reflected in the above chart identify the range of estimates and returns used in valuing the private investment funds at period ended March 31, 2020. A significant increase (decrease) in the estimates received from the manager of the private investment funds would result in a significantly higher (lower) fair value measurement. A significant increase (decrease) in the market return weighted by estimated exposures to chosen indices would result in a significantly higher (lower) fair value measurement.

The table below details the fund’s ability to redeem from private investment funds that are classified as Level 3 assets. The private investment funds in this category generally impose a “lockup” or "gating" provision, which may restrict the timing, amount, or frequency of redemptions. All or a portion of the interests in these privately offered funds generally are deemed to be illiquid.

	Fair Value	Redemption Frequency	Redemption Notice Period
Multi-Strategy (a)	$56,036,406	daily (86%)	2 days
Long-Short Global Healthcare (b)	32,407,298	quarterly	45 days
Trend Following (c)	13,969,261	daily	2 days
Long-Short Global (d)	73,750,964	monthly (23)% quarterly (77)%	60 - 90 days
Relative Value (e)	9,196,194	quarterly	30 days
Total	$185,360,123

(a) This strategy primarily comprises capital allocated to various strategies based on risk and return profiles. This strategy includes $7,995,935 of redemption residuals.

(b) This strategy primarily comprises long and short positions in global healthcare securities.

(c) This strategy primarily comprises long and short investments in commodity, equity index, currency, and fixed income futures, based on trailing price movements.

(d) This strategy primarily comprises long and short positions in global common stocks.

(e) This strategy primarily comprises long and short positions in US large-cap common stocks selected using artificial intelligence.

4. Derivative and Other Financial Instruments

During the period ended March 31, 2020, the fund invested in derivatives, such as but not limited to futures, currency forwards, purchased and written options, and total return equity and basket swaps for hedging, liquidity, index exposure, and active management strategies. Derivatives are used for “hedging” when TIFF Advisory Services, Inc. (“TAS”) or a money manager seeks to protect the fund’s investments from a decline in value. Derivative strategies are also used when TAS or a money manager seeks to increase liquidity, implement a cash management strategy, invest in a particular stock, bond or segment of the market in a more efficient or less expensive way, modify the effective duration of the fund’s portfolio investments and/or for purposes of total return. Depending on the purpose for which the derivative instruments are being used, the successful use of derivative instruments may depend on, among other factors, TAS’s or the money manager’s general understanding of how derivative instruments act in relation to referenced securities or markets but also on market conditions, which are out of control of TAS or the money manager.

Cover for Strategies Using Derivative Instruments

Transactions using derivative instruments, including futures contracts, written options and swaps, expose the fund to an obligation to another party and may give rise to a form of leverage. It is the fund's policy to segregate assets to cover derivative transactions that might be deemed to create leverage under Section 18 of the 1940 Act. In that regard, the fund will not enter into any such transactions unless it has covered such transactions by owning and segregating either (1) an offsetting (‘‘covered’’) position in securities, currencies, or other derivative instruments or (2) cash and/or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. When the fund is required to segregate cash or liquid securities, it will instruct its custodian as to which cash holdings or liquid assets are to be marked on the books of the fund or its custodian as segregated for purposes of Section 18 of the 1940 Act. The fund will monitor the amount of these segregated assets on a daily basis and will not enter into additional transactions that would require the segregation of cash or liquid securities unless the fund holds a sufficient amount of cash or liquid securities that can be segregated.

Financial Futures Contracts

The fund may use futures contracts, generally in one of three ways: (1) to gain exposures, both long and short, to the total returns of broad equity indices, globally; (2) to gain exposures, both long and short, to the returns of non-dollar currencies relative to the US dollar; and (3) to manage the duration of the fund's fixed income holdings to targeted levels.

Futures contracts involve varying degrees of risk. Such risks include the imperfect correlation between the price of a derivative and that of the underlying security and the possibility of an illiquid secondary market for these securities. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instrument at a set price for delivery at a future date. At the time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment (‘‘initial margin’’). An outstanding futures contract is valued daily, and the payment in cash of ‘‘variation margin’’ will be required, a process known as ‘‘marking to the market.’’ Each day, the fund will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract’s value since the preceding day. The daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. When the contracts are closed, a realized gain or loss is recorded as net realized gain (loss) from financial futures contracts in the Statement of Operations, equal to the difference between the opening and closing values of the contracts.

US futures contracts have been designed by exchanges that have been designated as ‘‘contract markets’’ by the Commodity Futures Trading Commission and such contracts must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Futures contracts may trade on a number of exchange markets, and through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

Swap Contracts

The fund may use swaps and generally uses them in the following ways: (1) to gain exposures, both long and short, to the total returns of broad equity indices; (2) to gain exposure, both long and short, to the total returns of individual equities and bonds; and (3) to gain long-term exposures to the total returns of selected investment strategies. While swaps falling into the first and third categories are often held for multiple quarters, if not years, swaps in the second category can at times be held for shorter time periods or adjusted frequently based on the managers' evolving views of the expected risk/reward of the trade.

At the end of the period, the fund maintained long and short total return equity swap contracts to indirectly gain exposure to both long and short total returns of individual equities.

Generally, swap agreements are contracts between a fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through a Futures Commission Merchant and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular ‘‘notional amount’’ or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-US currency, or a ‘‘basket’’ of securities representing a particular index or portfolio of securities and other instruments. Swaps can also be based on credit and other events.

A fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the fund and its counterparty with respect to a particular swap agreement are netted out, with the fund receiving or paying, as the case may be, only the net difference in the two payments. The fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the fund). If the swap agreement does not provide for that type of netting, the full amount of the fund’s obligations will be accrued on a daily basis.

Cleared swaps are subject to mandatory central clearing. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps.

Upon entering into a swap agreement, the fund may be required to pledge to the swap counterparty an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. In certain circumstances, the fund may be required to pledge an additional amount, known as an independent amount, which is typically equal to a specified percentage of the notional amount of the trade. In some instances, the independent amount can be a significant percentage of the notional amount. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the fund, net of the independent amount, if any. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the fund, the amount pledged by the counterparty and available to the fund may not be sufficient to cover all the amounts due to the fund and the fund may sustain a loss. Other risks may apply if an independent amount has been posted.

The fund records a net receivable or payable for the amount expected to be received or paid in the period. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation (depreciation) on investments. The swap is valued at fair market value as determined by valuation models developed and approved in accordance with the fund’s valuation procedures. In addition, the fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of foreign currencies change unfavorably to the US dollar.

Options

The fund generally uses options to hedge a portion (but not all) of the downside risk in its long or short equity positions and also opportunistically to generate total returns. The fund may also engage in writing options, for example, to express a long view on a security. When writing a put option, the risk to the fund is equal to the notional value of the position.

Generally, an option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security, currency or other instrument (an ‘‘underlying instrument’’) from the writer of the option (in the case of a call option), or to sell a specified security, currency, or other instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option or at the expiration date of the option. Put and call options that the fund purchases may be traded on a national securities exchange or in the OTC market. All option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. There can be no assurance that a liquid secondary market will exist for any option purchased.

As the buyer of a call option, the fund has a right to buy the underlying instrument (e.g., a security) at the exercise price at any time during the option period (for American style options) or at the expiration date (for European style options). The fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire unexercised. As the buyer of a put option, the fund has the right to sell the underlying instrument at the exercise price at any time during the option period (for American style options) or at the expiration date (for European style options). Like a call option, the fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire unexercised. When buying options, the fund’s potential loss is limited to the cost (premium plus transaction costs) of the option.

As the writer of a put option, the fund retains the risk of loss should the underlying instrument decline in value. If the value of the underlying instrument declines below the exercise price of the put option and the put option is exercised, the fund, as the writer of the put option, will be required to buy the instrument at the exercise price. The fund will incur a loss to the extent that the current market value of the underlying instrument is less than the exercise price of the put option net of the premium received by the fund for the sale of the put option. If a put option written by the fund expires unexercised, the fund will realize a gain in the amount of the premium received. As the writer of a put option, the fund may be required to pledge cash and/or other liquid assets at least equal to the value of the fund’s obligation under the written put.

The fund may write ‘‘covered’’ call options, meaning that the fund owns the underlying instrument that is subject to the call, or has cash and/or liquid securities with a value at all times sufficient to cover its potential obligations under the option. When the fund writes a covered call option covered by the underlying instrument that is subject to the call, the underlying instruments that are held by the fund and are subject to the call option will be earmarked as segregated on the books of the fund or the fund’s custodian. A fund will be unable to sell the underlying instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying instruments from segregation, for example, by segregating sufficient cash and/or liquid assets necessary to enable the fund to purchase the underlying instrument in the event the call option is exercised by the buyer.

When the fund writes an option, an amount equal to the premium received by the fund is included in the fund’s Statement of Assets and Liabilities as a liability and subsequently marked to market to reflect the current value of the option written. These contracts may also involve market risk in excess of the amounts stated in the Statement of Assets and Liabilities. In addition, the fund could be exposed to risk if the counter-parties are unable to meet the terms of the contract or if the value of foreign currencies change unfavorably to the US dollar. The current market value of a written option is the last sale price on the market on which it is principally traded. If the written option expires unexercised, the fund realizes a gain in the amount of the premium received. If the fund enters into a closing transaction, it recognizes a gain or loss, depending on whether the cost of the purchase is less than or greater than the premium received.

Forward Currency Contracts

At times, the fund enters into forward currency contracts to manage the foreign currency exchange risk to which it is subject in the normal course of pursuing international investment objectives. The primary objective of such transactions is to protect (hedge) against a decrease in the US dollar equivalent value of its foreign securities or the payments thereon that may result from an adverse change in foreign currency exchange rates in advance of pending transaction settlements.

A forward currency contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked-to-market daily, and the change in value is recorded by the fund as an unrealized gain or loss. The fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the US dollar cost of the original contract and the value of the foreign currency in US dollars upon closing a contract is included in net realized gain (loss) from forward currency contracts on the Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the fund’s Statement of Assets and Liabilities. In addition, the fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.

Forward currency contracts held by the fund are fully collateralized by other securities, as disclosed in the accompanying Schedule of Investments. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Short Selling

At times, the fund sells securities it does not own in anticipation of a decline in the market price of such securities or in order to hedge portfolio positions. The fund generally will borrow the security sold in order to make delivery to the buyer. Upon entering into a short position, the fund records the proceeds as a deposit with broker for securities sold short in its Statement of Assets and Liabilities and establishes an offsetting liability for the securities or foreign currencies sold under the short sale agreement. The fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited at the fund’s custodian for the benefit of the broker is recorded as Deposits with broker for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the Schedule of Investments. The liability is marked-to-market while it remains open to reflect the current settlement obligation. Until the security or currency is replaced, the fund is required to pay the lender any dividend or interest earned. Such payments are recorded as expenses to the fund. When a closing purchase is entered into by the fund, a gain or loss equal to the difference between the proceeds originally received and the purchase cost is recorded in the Statement of Operations.

In ‘‘short selling,’’ the fund sells borrowed securities or currencies which must at some date be repurchased and returned to the lender. If the market value of securities or currencies sold short increases, the fund may realize losses upon repurchase in amounts which may exceed the liability on the Statement of Assets and Liabilities. Further, in unusual circumstances, the fund may be unable to repurchase securities to close its short position except at prices significantly above those previously quoted in the market.

Derivative Disclosure

The following tables provide quantitative disclosure about fair value amounts of and gains and losses on the fund's derivative instruments grouped by contract type and primary risk exposure category as of March 31, 2020. These derivatives are not accounted for as hedging instruments.

The following table lists the fair values of the fund's derivative holdings as of March 31, 2020, grouped by contract type and risk exposure category:

Derivative Type	Statement of Assets and Liability and Location	Foreign Currency Risk	Quarterly Average %*	Equity Risk	Quarterly Average %*	Interest Rate Risk	Quarterly Average %*	Total
Purchased Options	Investments in securities, at value	$—	—%	$2,305,313	0.09%	$—	—%	$2,305,313
Total Return Equity Swap Contracts	Unrealized appreciation on swap contracts	—	—%	285,147	0.02%	—	—%	285,147
Forward Currency Contracts	Unrealized appreciation on forward currency contracts	1,266,681	0.08%	—	—%	—	—%	1,266,681
Financial Futures Contracts	Due from broker for futures variation margin**	—	—%	1,910,823	0.12%	569,077	0.02%	2,479,900
Total Value - Assets		$1,266,681		$4,501,283		$569,077		$6,337,041
Written Options	Written option, at value	$—	—%	$(871,345)	0.04%	$—	—%	$(871,345)
Total Return Equity Swap Contracts	Unrealized depreciation on swap contracts	—	—%	(299,375)	0.02%	—	—%	(299,375)
Forward Currency Contracts	Unrealized depreciation on forward currency contracts	(167,482)	0.02%	—	—%	—	—%	(167,482)
Financial Futures Contracts	Due to broker for futures variation margin**	—%	—	(4,700,899)	0.17%	—	0.01%	(4,700,899)
Total Value – Liabilities		$(167,482)		$(5,871,619)		$—		$(6,039,101)

* The Quarterly Average % is a representation of the volume of derivative activity. Quarterly Average % was calculated as follows: At each quarter end from and including December 31, 2019 to and including March 31, 2020, the absolute value of the applicable fair value amount was divided by net assets to derive a percentage of net assets for each quarter end. The Quarterly Average % amount represents the average of these two percentages.

** Includes appreciation (depreciation) on the date the contracts are opened through March 31, 2020. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

5. Federal Tax Information

For federal income tax purposes, the cost of investments owned at March 31, 2020 has been estimated since the final tax characteristic cannot be determined until subsequent to fiscal year end. As of March 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives) for U.S. federal income tax purposes were as follows:

Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Tax Cost of Investments
$159,569,374	$(329,423,256)	$(169,853,882)	$1,499,938,199

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses, mark to market on derivatives, mark to market on passive foreign investment companies, total return swaps, partnerships, and tax adjustments related to holding offsetting positions such as constructive sales.

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of March 31, 2020.

6. Repurchase and Reverse Repurchase Agreements

The fund will engage in repurchase and reverse repurchase transactions under the terms of master repurchase agreements with parties approved by TAS or the relevant money manager.

In a repurchase agreement, the fund buys securities from a counterparty (e.g., typically a member bank of the Federal Reserve system or a securities firm that is a primary or reporting dealer in US Government securities) with the agreement that the counterparty will repurchase them at the same price plus interest at a later date. In certain instances, the fund may enter into repurchase agreements with one counterparty, but face another counterparty at settlement. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the fund to earn a return on available cash at minimal market risk, although the fund may be subject to various delays and risks of loss if the counterparty becomes subject to a proceeding under the US Bankruptcy Code or is otherwise unable to meet its obligation to repurchase the securities. In transactions that are considered to be collateralized fully, the securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the repurchase price thereof, including accrued interest.

In a reverse repurchase agreement, the fund sells US Government securities and simultaneously agrees to repurchase them at an agreed-upon price and date. The difference between the amount the fund receives for the securities and the additional amount it pays on repurchase is deemed to be a payment of interest. Reverse repurchase agreements create leverage, a speculative factor, but will not be considered borrowings for the purposes of limitations on borrowings. When a fund enters into a reverse repurchase agreement, it must segregate on its or its custodian's books cash and/or liquid securities in an amount equal to the amount of the fund's obligation (cost) to repurchase the securities, including accrued interest.

The following table presents the fund’s repurchase agreements net of amounts available for offset and net of the related collateral received as of March 31, 2020:

Counterparty	Assets Subject to a Netting Provision or Similar Arrangement	Liabilities Available for Offset	Collateral Received	Net Amount
Fixed Income Clearing Corp.	$155,063,527	$—	$(155,063,527)	$—
Total	$155,063,527	$—	$(155,063,527)	$—

Please see Note 4, Derivatives and Other Financial Instruments, for further discussion of netting provisions and similar arrangements.

7. Concentration of Risks

MAF may engage in transactions with counterparties, including but not limited to repurchase and reverse repurchase agreements, forward contracts, futures and options, and total return, credit default, interest rate, and currency swaps. The fund may be subject to various delays and risks of loss if the counterparty becomes insolvent or is otherwise unable to meet its obligations.

The fund engages multiple external money managers, each of which manages a portion of the fund's assets. A multi-manager fund entails the risk, among others, that the advisor may not be able to (1) identify and retain money managers who achieve superior investment returns relative to similar investments; (2) combine money managers in the fund such that their investment styles are complementary; or (3) allocate cash among the money managers to enhance returns and reduce volatility or risk of loss relative to a fund with a single manager.

The fund invests in private investment funds that entail liquidity risk to the extent they are difficult to sell or convert to cash quickly at favorable prices.

The fund invests in fixed income securities issued by banks and other financial companies, the market values of which may change in response to interest rate fluctuations. Although the fund generally maintains a diversified portfolio, the ability of the issuers of the fund’s portfolio securities to meet their obligations may be affected by changing business and economic conditions in a specific industry, state, or region.

The fund invests in US Government securities. Because of the rising US Government debt burden, it is possible that the US Government may not be able to meet its financial obligations or that securities issued or backed by the US Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.

The fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the US, a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The fund invests in small capitalization stocks. These investments may entail different risks than larger capitalizations stocks, including potentially lesser degrees of liquidity.

The fund may engage in short sales in which it sells a security it does not own. To complete such a transaction, the fund must borrow or otherwise obtain the security to make delivery to the buyer. The fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. The fund’s investment performance will suffer if a security that it has sold short appreciates in value.

8. Subsequent Events

Early in 2020, global markets have experienced periods of high volatility triggered by the rapidly evolving public health emergency known as coronavirus (“COVID-19”). As the situation continues to unfold, the extent and duration of the impact that the COVID-19 outbreak may have on financial markets and the economy as a whole remains highly uncertain. If the effects of the COVID-19 outbreak on financial markets and the economy continue for an extended period of time, the fund’s investment results may be adversely affected. Management has evaluated the possibility of these subsequent events and has determined that there are no material events that would require disclosure.

TIFF Short-Term Fund / schedule of investments (UNAUDITED)
March 31, 2020

	Principal Amount	Value

Investments — 100.9% of net assets

Short-Term Investments — 100.9%

Repurchase Agreement — 1.6%
Fixed Income Clearing Corp. issued on 03/31/20 (proceeds at maturity $1,267,970) (collateralized by US Treasury Notes, due 07/31/21 with a total par value of $1,265,000 and a total market value of $1,295,204), 0.000%, 04/01/20 (Cost $1,267,970)	$1,267,970	$1,267,970

US Treasury Bills (a) — 99.3%
US Treasury Bill, 1.591%, 05/28/20	13,000,000	12,967,809
US Treasury Bill, 1.563%, 06/04/20	5,000,000	4,999,356
US Treasury Bill, 1.547%, 06/11/20	11,000,000	10,998,015
US Treasury Bill, 1.563%, 06/18/20	2,000,000	1,999,598
US Treasury Bill, 1.589%, 06/25/20	1,000,000	999,843
US Treasury Bill, 1.573%, 07/02/20	3,000,000	2,999,233
US Treasury Bill, 1.537%, 07/09/20	5,000,000	4,998,948
US Treasury Bill, 1.548%, 07/23/20	2,000,000	1,999,490
US Treasury Bill, 1.558%, 08/06/20	3,000,000	2,999,098
US Treasury Bill, 1.537%, 08/20/20	20,000,000	19,993,146
US Treasury Bill, 0.005%, 09/17/20	5,000,000	4,998,621
US Treasury Bill, 0.081%, 09/24/20	9,000,000	8,995,864

Total US Treasury Bills (Cost $78,731,349)		78,949,021

Total Short-Term Investments (Cost $79,999,319)		80,216,991

Total Investments — 100.9% (Cost $79,999,319)		80,216,991

Liabilities in Excess of Other Assets — (0.9)%		(700,351)

Net Assets — 100.0%		$79,516,640

(a)	Treasury bills do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.

TIFF SHORT-TERM FUND NOTES TO FINANCIAL STATEMENTS (UNAUDITED)	MARCH 31, 2020

1. Organization

TIFF Investment Program ("TIP") is a no-load, open-end management investment company that seeks to improve the net investment returns of its members through two investment vehicles, each with its own investment objective and policies. TIP was originally incorporated under Maryland law on December 23, 1993, and was reorganized, effective December 16, 2014, as a Delaware statutory trust. As of March 31, 2020, TIP consisted of two mutual funds, TIFF Multi-Asset Fund and TIFF Short-Term Fund ("STF" or the "fund"), each of which is diversified, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The schedule of investments and notes presented here relate only to STF.

Investment Objective

STF’s investment objective is to attain as high a rate of current income as is consistent with ensuring that the fund’s risk of principal loss does not exceed that of a portfolio invested in six-month US Treasury bills.

2. Summary of Significant Accounting Policies

The fund operates as a diversified investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services - Investment Companies.

The preparation of financial statements in conformity with US generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the reported amounts of increases and decreases in net assets from operations during the reported period, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Valuation of Investments

Fair value is defined as the price that the fund could reasonable expect to receive upon selling an asset or pay to transfer a liability in a timely transaction to an independent buyer in the principal or most advantageous market for the asset or liability, respectively. A three-tier fair value hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier fair value hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical assets and liabilities

Level 2 – other significant observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the fund’s own assumptions in determining the fair value of assets and liabilities)

Short-term debt securities having a remaining maturity of less than 60 days are valued at amortized cost using straight-line amortization, which approximates fair value, and short-term debt securities having a remaining maturity of greater than 60 days are valued at their market value. Short-term debt securities are typically categorized as Level 2 in the fair value hierarchy.

During the period ended March 31, 2020, all of the fund’s investments were valued using Level 2 inputs; therefore, there were no transfers to or from Level 3 investments.

3. Federal Tax Information

For federal income tax purposes, the cost of investments owned at March 31, 2020 has been estimated since the final tax characteristic cannot be determined until fiscal year end. The cost of investments, the aggregate gross unrealized appreciation/ (depreciation) and the net unrealized appreciation/ (depreciation) on investment securities, at March 31, 2020, are as follows:

Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation	Cost
$219,583	$(1,911)	$217,672	$79,999,319

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

The amount and character of tax basis distributions and composition of net assets are finalized at fiscal year end; accordingly, tax basis balances have not been determined as of March 31, 2020.

4. Repurchase Agreements

The fund will engage in repurchase transactions under the terms of master repurchase agreements with parties approved by TAS.

In a repurchase agreement, the fund buys securities from a counterparty (e.g., typically a member bank of the Federal Reserve system or a securities firm that is a primary or reporting dealer in US Government securities) with the agreement that the counterparty will repurchase them at the same price plus interest at a later date. In certain instances, the fund may enter into repurchase agreements with one counterparty, but face another counterparty at settlement. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the fund to earn a return on available cash at minimal market risk, although the fund may be subject to various delays and risks of loss if the counterparty becomes subject to a proceeding under the US Bankruptcy Code or is otherwise unable to meet its obligation to repurchase the securities. Securities pledged as collateral for repurchase agreements are held by the custodial bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and the procedures adopted by the fund require that the market value of the collateral, including accrued interest thereon, be at least equal to the value of the securities sold or purchased in order to protect against loss in the event of default by the counterparty.

Counterparty	Assets Subject to a Netting Provision or Similar Arrangement	Liabilities Available for Offset	Collateral Received	Net Amount
Fixed Income Clearing Corp.	$1,267,970	$—	$(1,267,970)	$—
Total	$1,267,970	$—	$(1,267,970)	$—

5. Concentration of Risks

The fund may engage in transactions with counterparties, including but not limited to repurchase agreements. The fund may be subject to various delays and risks of loss if the counterparty becomes insolvent or is otherwise unable to meet its obligations.

The fund invests in US Government securities. Because of the rising US Government debt burden, it is possible that the US Government may not be able to meet its financial obligations or that securities issued or backed by the US Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.

From time to time, a fund may have members that hold significant portions of the fund’s outstanding shares. Investment activities of such members could have a material impact on the fund. As of March 31, 2020, TAS, the advisor to the fund, owned 36% of STF.

6. Subsequent Events

Early in 2020, global markets have experienced periods of high volatility triggered by the rapidly evolving public health emergency known as coronavirus (“COVID-19”). As the situation continues to unfold, the extent and duration of the impact that the COVID-19 outbreak may have on financial markets and the economy as a whole remains highly uncertain. If the effects of the COVID-19 outbreak on financial markets and the economy continue for an extended period of time, the fund’s investment results may be adversely affected. Management has evaluated the possibility of these subsequent events and has determined that there are no material events that would require disclosure.